UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Global Clean Energy Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Stockholder:

You are cordially invited to join us for our 2023 Annual Meeting of Stockholders to be held on Friday, November 17, 2023 at 8:00 a.m., Pacific time. We will be holding the Annual Meeting virtually via the Internet to maximize your ability to participate in the meeting. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to the Annual Meeting. The Notice of Annual Meeting of Stockholders and this Proxy Statement describe the business that will be acted upon at the meeting.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting online, we urge you to grant your proxy to vote your shares by telephone or through the Internet by following the instructions included on the Notice of Internet Availability of Proxy Materials that you received, or if you received a paper copy of the proxy card, to mark, date, sign and return the proxy card in the envelope provided. Please note that submitting a proxy will not prevent you from attending the meeting and voting online during the meeting, however, if a broker or other nominee holds your shares of record and you wish to vote at the meeting, you must obtain from that registered holder a proxy card issued in your name prior to voting online at the meeting and may be required to register prior to the meeting. You will find information regarding the matters to be voted on at the meeting in the proxy statement.

On behalf of the Board of Directors, we appreciate your continued support of Global Clean Energy.

Sincerely,

David R. Walker
Chairman

2

2790 Skypark Drive, Suite 105
Torrance, California 90505

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 17, 2023

Dear Stockholder:

Notice is hereby given that the Annual Meeting of Stockholders of Global Clean Energy Holdings, Inc. (the “Company”) will be held on
Friday, November 17, 2023, at 8:00 a.m.
, Pacific time, online via a live webcast (the “Annual Meeting”). You will be able to attend and participate in the Annual Meeting online by visiting
www.colonialstock.com/GlobalCleanEnergy2023
, where you will be able to listen to the meeting live, submit questions, and vote online. The Annual Meeting is being held for the following purposes:

1.	Election of the seven nominees for director named in the attached Proxy Statement;

2.	To approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of shares authorized for issuance from 7,000,000 to 17,000,000;

3.	To conduct an advisory vote to approve our named executive officers’ compensation;

4.	To ratify the appointment of Grant Thornton LLP as our independent registered public accountant for the fiscal year ending December 31, 2023; and

5.	Any other matters that may properly come before the meeting.

All stockholders of record at the close of business on September 18, 2023 (the “Record Date”) are entitled to vote at the Annual Meeting online or any postponement or adjournment of the Annual Meeting. A list of our stockholders as of the close of business on the Record Date will be available to view online at the time of the Annual Meeting and at the Company’s corporate office, 2790 Skypark Drive, Suite 105, Torrance, California 90505, for the ten days prior to the Annual Meeting.

Please vote by using the telephone or Internet voting systems described in the Notice of Internet Availability of Proxy Materials or, if the attached Proxy Statement and a proxy card were mailed to you, please complete, sign, date, and return the proxy card in the enclosed envelope as soon as possible. Thank you for your support for the recommendations of our Board of Directors.

By Order of the Board of Directors,

Richard Palmer
Chief Executive Officer
October 2, 2023

Los Angeles, California

 IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 17, 2023

Our Notice of Annual Meeting of Stockholders, Proxy Statement for the 2023 Annual Meeting of Stockholders, the proxy card, and our Form 10-K for the fiscal year ended December 31, 2022 are available for viewing, printing and downloading at
www.colonialstock.com/GlobalCleanEnergy2023
.

3

4

Global Clean Energy Holdings, Inc.
2790 Skypark Drive, Suite 105
Torrance, California 90505

PROXY STATEMENT
For
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 17, 2023

This Proxy Statement is being mailed on or about October 2, 2023 to the stockholders of Global Clean Energy Holdings, Inc. (
“
GCEH
”
or the
“
Company
”
) in connection with the solicitation of proxies by the Board of Directors (the
“
Board
”
) of the Company to be voted at the Annual Meeting of Stockholders of the Company to be held on November 17, 2023, at 8:00 a.m. Pacific time (the
“
Annual Meeting
”
), or at any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The meeting will be held entirely online via a live webcast and stockholders will be able to attend and participate in the Annual Meeting online by visiting
www.colonialstock.com/GlobalCleanEnergy2023
.

The address of the Company
’
s principal executive office is 2790 Skypark Drive, Suite 105, Torrance, California 90505.

If you are a stockholder of record, you may vote online at the Annual Meeting, by telephone or through the Internet by following the instructions included on the Notice of Internet Availability of Proxy Materials that you received, or if you received a paper copy of the proxy card, to mark, date, sign and return the proxy card in the envelope provided.

The named proxies will vote your shares according to your directions. If you sign and return your proxy but do not make any of the selections, the named proxies will vote your shares: (i)
FOR
the election of the seven nominees for director as set forth in this Proxy Statement, (ii)
FOR
the proposal to amend the Company
’
s 2020 Equity Incentive Plan to increase the number of shares authorized for issuance from 7,000,000 to 17,000,000, (iii)
FOR
the approval, on an advisory basis, of the compensation of our named executive officers, and (iv)
FOR
the ratification of the appointment of Grant Thornton LLP as our independent registered public accountant for the fiscal year ending December 31, 2023. Your proxy may be revoked at any time before it is exercised by filing with the Company a written revocation addressed to the Company, by executing a proxy bearing a later date or by attending the Annual Meeting and voting online.

The cost of soliciting proxies will be borne by the Company. In addition to the use of postal services and the Internet, proxies may be solicited by directors, officers and employees of the Company (none of whom will receive any additional compensation for any assistance they may provide in the solicitation of proxies) in person or by telephone.

The outstanding voting securities of the Company consist of its common stock, par value $0.01 (
“
Common Stock
”
). The record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting, or any postponement or adjournment thereof, has been established by the Board as the close of business on September 18, 2023 (the
“
Record Date
”
). As of the Record Date, there were 49,982,345 shares of Common Stock outstanding and entitled to vote. On the Record Date, there were 145,000 shares of the Company
’
s Series C Preferred Stock (the
“
Series C Preferred
”
) outstanding. Except as otherwise required by law, the holders of shares of Series C Preferred do not have the right to vote on matters that come before the stockholders. Accordingly, the holders of the Series C Preferred do not have the right to vote at the Annual Meeting with respect to their shares of Series C Preferred.

The presence, online at the Annual Meeting or by proxy, of the holders of record of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting, but if a quorum should not be present, the meeting may be adjourned from time to time until a quorum is obtained. A holder of Common Stock will be entitled to one vote per share on each matter properly brought before the meeting. Cumulative voting is not permitted in the election of directors.

The proxy card provides space for a stockholder to abstain with respect to any or all nominees for the Board. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect the seven nominees for director. With respect to all other matters, the affirmative vote of the holders of a majority of the shares of Common Stock, present at, or represented by proxy and entitled to vote at, the Annual Meeting, is required.

Shares held by a stockholder who abstains from voting on any or all proposals will be included for the purpose of determining the presence of a quorum. Other than with respect to the election of directors, an abstention will effectively count as a vote cast against the remaining proposals. Broker non-votes on any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote will be treated as shares not entitled to vote with respect to that matter. However, such shares will be considered present and entitled to vote for quorum purposes so long as they are entitled to vote on at least one other matter.

5

PROXY SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully prior to voting. For more complete information, please review our Annual Report on Form 10-K for the year ended December 31, 2022.

2023 ANNUAL MEETING OF STOCKHOLDERS
Date and Time
: Friday, November 17, 2023, at 8:00 a.m. Pacific time

Live Webcast
:
www.colonialstock.com/GlobalCleanEnergy2023

Record Date
: September 18, 2023

Voting
: Stockholders as of the close of business on the Record Date are entitled to vote. Each share of Common Stock is entitled to one vote at the Annual Meeting.

VOTING MATTERS AND BOARD RECOMMENDATION

Proposal	Board Recommendation
Election of seven director nominees (page 11)	FOR
Approval of an amendment to the Company ’ s 2020 Equity Incentive Plan to increase the number of shares authorized for issuance from 7,000,000 to 17,000,000 (page 19)	FOR
Approval, on an advisory basis, of the compensation of our named executive officers (page 23)	FOR
Ratification of the appointment of Grant Thornton LLP as our independent registered public accountant for the fiscal year ending December 31, 2023 (page 24)	FOR

INFORMATION ABOUT THE ANNUAL MEETING
We are furnishing you this Proxy Statement in connection with the solicitation of proxies by the Board to be used at the Annual Meeting and any adjournment thereof. The Annual Meeting will be held on Friday, November 17, 2023, at 8:00 a.m., Pacific time. We are sending this Proxy Statement to our stockholders on or about October 2, 2023.

All references in this Proxy Statement to
“
we,
” “
our,
” “
us,
” “
GCEH
”
or the
“
Company
”
refer to Global Clean Energy Holdings, Inc., including our subsidiaries and affiliates.

What is the purpose of the Annual Meeting?
At the Annual Meeting, stockholders will act upon the following matters outlined in the Annual Meeting notice:
•	the election of the seven nominees for director named in this Proxy Statement;
•	the approval of an amendment to the Company ’ s 2020 Equity Incentive Plan to increase the number of shares authorized for issuance from 7,000,000 to 17,000,000;
•	the approval, on an advisory basis, of the compensation of our named executive officers;
•	the ratification of the appointment of Grant Thornton LLP as our independent registered public accountant for the fiscal year ending December 31, 2023; and
•	any other matters that may properly come before the meeting.

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What are the Board
’
s voting recommendations?
•	FOR the election of the seven nominees for director named in this Proxy Statement;

•	FOR the proposal to amend the Company ’ s 2020 Equity Incentive Plan to increase the number of shares authorized for issuance from 7,000,000 to 17,000,000;

•	FOR approval, on an advisory basis, of the compensation of our named executive officers; and

•	FOR ratification of the appointment of Grant Thornton LLP as our independent registered public accountant for the fiscal year ending December 31, 2023.

Who is entitled to vote?
Stockholders as of the close of business on September 18, 2023 are eligible to vote their shares at the Annual Meeting. As of the Record Date, there were 49,982,345 shares of our Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting. The holders of the Series C Preferred do not have the right to vote at the Annual Meeting with respect to their shares of Series C Preferred.

How do I attend the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to attend the Annual Meeting online and submit your questions during the meeting by visiting
www.colonialstock.com/GlobalCleanEnergy2023
. You also will be able to vote your shares online by attending the Annual Meeting by webcast. No physical meeting will be held.

To participate in the Annual Meeting, you will need to review the information included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. If you hold your shares through an intermediary, such as a bank, broker, trustee or other nominee (referred to herein as a
“
broker
”
), you must register in advance using the instructions below.

The online meeting will begin promptly at 8:00 a.m., Pacific time. We encourage you to access the meeting prior to the start time leaving ample time for the check in.

You can submit questions electronically prior to the Annual Meeting. During the Q&A session of the meeting, members of our management will answer the questions that were submitted in advance of the meeting, as time permits. To ensure the Annual Meeting is conducted in a manner that is fair to all stockholders, we reserve the right, in our sole discretion, to edit or reject questions we deem profane, repetitive, not relevant to the business of the Company, or otherwise inappropriate.

How do I register to attend the Annual Meeting virtually on the Internet?
To register to attend the Annual Meeting online visit
www.colonialstock.com/GlobalCleanEnergy2023
. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on Thursday, November 16, 2023. You will receive a confirmation of your registration by email after we receive your registration materials.

Why are you holding a virtual meeting instead of a physical meeting?
Our Board has determined to hold a virtual annual meeting in order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location and at no cost. We believe this is the right choice for the Company at this time, as it enables engagement with our stockholders, regardless of size, resources, or physical location. We are committed to ensuring that our stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

What is the difference between being a
“
record holder
”
and holding shares in
“
street name
”
?
A record holder holds shares in his or her name (i.e., you hold your shares through our transfer agent, Colonial Stock Transfer). Shares held in
“
street name
”
means shares that are held in the name of a bank or broker on a person
’
s behalf.

7

Am I entitled to vote if my shares are held in
“
street name
”
?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the
“
beneficial owner
”
of those shares held in
“
street name.
”
If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares online at the Annual Meeting, unless you obtain a legal proxy from your bank or brokerage firm.

What constitutes a quorum?
A majority of the shares entitled to vote, present at the Annual Meeting or represented by proxy, constitutes a quorum. If you vote by telephone or Internet or by returning your proxy card, you will be considered part of the quorum. Abstentions and broker non-votes will be counted for purposes of determining a quorum. If a quorum is not present at the scheduled time of the Annual Meeting, the chairperson of the Annual Meeting may adjourn the Annual Meeting to another place, if any, date, or time.
How many votes will be required to approve a proposal?
The affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect the seven nominees for director. With respect to all other matters, the affirmative vote of the holders of a majority of the shares of Common Stock, present at, or represented by proxy and entitled to vote at, the Annual Meeting, is required.

Shares cannot be voted at the Annual Meeting unless the holder of record is present and votes online at the Annual Meeting or is represented by proxy.

What is a broker non-vote?
If a broker does not have discretion to vote shares held in street name on a particular proposal and does not receive instructions from the beneficial owner on how to vote those shares, the broker may not vote on that proposal. This is known as a broker non-vote
. No broker may vote your shares without your specific instructions on any of the proposals to be considered at the Annual Meeting other than the ratification of our independent auditors.

How will you treat abstentions and broker non-votes?
Shares of a stockholder who abstains from voting on any or all proposals will be included for the purpose of determining the presence of a quorum. Other than with respect to the election of directors, an abstention will effectively count as a vote cast against the remaining proposals. Broker non-votes on any matter, as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, will be treated as shares not entitled to vote with respect to that matter. However, such shares will be considered present and entitled to vote for quorum purposes so long as they are entitled to vote on at least one other matter.

How do I vote?
You may vote at the Annual Meeting:
•	By Internet – attend the Annual Meeting virtually and vote or vote online by visiting www.colonialstock.com/GlobalCleanEnergy2023 ;

•
By Phone
–
dial the toll-free number listed on the Notice, proxy card or voting instruction form provided by your broker. Easy-to-follow voice prompts allow you to vote your shares and confirm that your voting instructions have been properly recorded. Telephone voting will be available 24 hours a day and will close at 11:59 p.m., Eastern Time on Thursday, November 16, 2023; or

•
By Mail
–
You may vote by mail by marking, dating and signing your proxy card or, for shares held in street name, the voting instruction card provided to you by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States. Please note that you will be mailed a printed proxy card or printed voting instruction card only if you request that such printed materials be sent to you by following the instructions in the Notice of Internet Availability for requesting paper copies of the proxy materials.

8

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting may also be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker for further instructions.

What if I want to change my vote?
You may revoke your proxy before it is voted by submitting a new proxy with a later date (by mail, telephone or the Internet), by voting online at the Annual Meeting or by filing a written revocation with the Company. Unless you vote online at the Annual Meeting, your attendance at the Annual Meeting will not automatically revoke your proxy.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board
’
s recommendations are indicated on page 6 of this proxy statement, as well as with the description of each proposal in this Proxy Statement.

Who counts the votes?
We have hired Colonial Stock Transfer, our transfer agent, to count the votes represented by proxies cast by telephone, Internet or mail. Employees of Colonial Stock Transfer will act as inspectors of election.

If I vote via telephone or the Internet or by mailing my proxy card, may I still attend the Annual Meeting?
Yes, the Annual Meeting is open to all holders of our Common Stock.

Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company
’
s proxy card will vote your shares in accordance with their best judgment.

Why did I receive a Notice Regarding the Internet Availability of Proxy Materials in the mail instead of a full set of proxy materials?
Securities and Exchange Commission (
“
SEC
”
) rules allow companies to furnish proxy materials over the Internet. We have elected to send a separate Notice of Internet Availability of Proxy Materials (the
“
Notice
”
) to most of our stockholders instead of a paper copy of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy of proxy materials, including a proxy card or voting instruction form, may be found in the Notice. In addition, stockholders may request to receive future proxy materials in printed form by mail or electronically by email by following the instructions in the Notice. A stockholder
’
s election to receive proxy materials by mail or email will remain in effect until the stockholder terminates it.

Will each stockholder in our household receive proxy materials?
Generally, no. To the extent you are receiving printed proxy materials, we try to provide only one set of proxy materials to be delivered to multiple stockholders sharing an address, unless you have given us other instructions. Any stockholder at a shared address may request delivery of single or multiple copies of printed proxy materials for future meetings by contacting us at:

Global Clean Energy Holdings, Inc.
2790 Skypark Drive, Suite 105
Torrance, California 90505
Attention: Corporate Secretary

We undertake to deliver promptly, upon written or oral request, a copy of proxy materials to a stockholder at a shared address to which a single copy of the proxy materials was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

9

Who pays the solicitation expenses?
We will bear the cost of solicitation of proxies. Proxies may be solicited by mail or personally by our directors, officers or employees, none of whom will receive additional compensation for such solicitation. Those holding shares of Common Stock of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.

Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting, and we will publish final results in a Current Report on Form 8-K that will be filed with the SEC within four business days of the Annual Meeting. You may obtain a copy of this and other reports free of charge at
www.gceholdings.com
, or by accessing the SEC
’
s website at
www.sec.gov
.

Will the Company
’
s independent registered public accounting firm be available at the Annual Meeting to respond to questions?
Yes. The Audit Committee of the Board has approved Grant Thornton LLP to serve as our independent registered public accounting firm for the year ending December 31, 2023. Representatives of Grant Thornton LLP will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

10

PROPOSAL 1 | ELECTION OF DIRECTORS
At the Annual Meeting, seven directors are to be elected. Based on the recommendation received from our Nominating and Corporate Governance Committee, our Board proposes that each of the nominees, all of whom are currently serving as directors, be elected for a new term expiring at the 2024 Annual Meeting or when their successors are duly elected and qualified. Each of the nominees has agreed to serve if elected. If any one of them becomes unavailable to serve as a director, our Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by our Board. Our Board does not presently contemplate that any of the nominees will become unavailable for election.

Nominees
The information provided below is biographical information about each of the nominees, as well as a description of the experience, qualifications, attributes or skills that led the Board to conclude that the individual should be nominated for election as a director of the Company.

David R. Walker
Director and Chairman Director since: 1996 Age: 78 Committees: • Audit • Compensation (Chair)
David R. Walker joined the Board of Directors in May 1996 and was appointed Chairman of the Board of Directors in May 1998. He served as Chairman of the Audit Committee from 2001 to July 2021. Mr. Walker has been retired since July 2016. From 1976 until his retirement in July 2016, Mr. Walker was the General Manager of Sunheaven Farms, the largest onion growing and packing entity in the State of Washington. In the capacity of General Manager, Mr. Walker also performed the functions of a traditional chief financial officer. Mr. Walker holds a Bachelor of Arts degree in economics from Brigham Young University with minors in accounting and finance.

The Board believes that Mr. Walker
’
s experience regarding the operation and management of large-scale agricultural farms and his experience as a financial officer are valuable resources to our Board in formulating business strategy, addressing business opportunities and resolving operational issues that arise from time to time.

Richard Palmer
Director and Chief Executive Officer Director since: 2007 Age: 63
Richard Palmer has been a member of the Board of Directors since September 2007 and became our Chief Executive Officer in December 2007. Mr. Palmer served as our President from September 2007 to April 2022. Prior to joining the Company in 2007, Mr. Palmer was a co-founder of Mobius Risk Group, LLC, an energy risk advisory services consulting company that was formed in January 2002 and was a principal and Executive Vice President of that consulting company until September 2007. From 1997 to 2002, Mr. Palmer was a Senior Director at Enron Energy Services. Prior thereto, from 1995 to 1996 Mr. Palmer was a Vice President of Bentley Engineering, and a Senior Vice President of Southland Industries from 1993 to 1996. Mr. Palmer received his designation as a Certified Energy Manager in 1999 and holds two Business Management Certificates from University of Southern California
’
s Business School. Mr. Palmer was the founder and then Trustee and President of the Center for Sustainable Energy Farming (CFSEF), a non-profit research institute dedicated to sustainable communities, fueled by socially-responsible clean energy for 10 years and was a long-term member of the American Society of Plant Biologists and the Union of Concerned Scientists. Mr. Palmer has previously served on the Roundtable on Sustainable Biomaterials (RSB) Services Foundation's Board of Directors and held the Chairman role from April until December 2013.

Over the last 28 years, Mr. Palmer has held senior level management positions with a number of large engineering, development, operations and construction companies, and, as a result, he has garnered a wealth of experience in the energy field. Mr. Palmer
’
s experience is important to the development and execution of the Company
’
s business plan. Mr. Palmer is the only member of management who serves as a director of the Company.

11

Susan L. Anhalt
Director Director since: 2021 Age: 53 Committees: • Audit • Nominating and Corporate Governance
Susan L. Anhalt was appointed to the Board of Directors on July 23, 2021. Ms. Anhalt serves as a member of the Board
’
s Nominating and Corporate Governance Committee and the Board
’
s Audit Committee.

Ms. Anhalt is the founding attorney of SLAE Inc., a law firm serving technology start-up and growth companies since 2018. Prior to launching SLAE Inc., Ms. Anhalt was the Chief Legal Officer of The Search Agency, a digital marketing company, and served in that role from 2015 to 2019. Prior to The Search Agency, Ms. Anhalt was General Counsel of The TLP Group, a coalition of technology-based enterprises dedicated to the development, management and commercialization of proprietary technologies, from 2006 to 2014.

Prior to The TLP Group, Ms. Anhalt served as SVP, Assistant General Counsel of United Online, Inc. (NASDAQ: UNTD) after beginning her career at the law firm of Latham & Watkins in Los Angeles. Ms. Anhalt holds a J.D. from the Indiana University Maurer School of Law and a B.A. in political science from Stanford University.

The Board believes that Ms. Anhalt is highly qualified to serve as a member of the Board of Directors because of her legal and business background and education, and her experience representing early stage and high-growth companies.

Phyllis E. Currie
Director Director since: 2021 Age: 76 Committees: • Audit (Chair) • Compensation
Phyllis E. Currie was appointed to the Board of Directors on July 23, 2021. Ms. Currie serves as Chair of the Board
’
s Audit Committee and as a member of the Board
’
s Compensation Committee.

Ms. Currie has served on the Board of Midcontinent Independent System Operator, which operates an energy market and manages transmission assets in 15 U.S. states and one Canadian province. She has been a member of the board since January 2016, served as Chair of the Board from January 2019 through 2021, chaired the Audit and Finance Committee from 2016 through 2018; and remains a member of the Audit and Finance Committee, as well as the Markets, System Planning and Human Relations Committees. She is also an executive consultant providing strategic planning, organization assessments and training for California municipal utilities.

Prior to her current positions, Ms. Currie served as General Manager of the Pasadena, California Water and Power Department (PWP) from 2001 to 2015. Before joining PWP, Ms. Currie spent three decades serving the City of Los Angeles, holding positions such as Chief Financial Officer of the Los Angeles Department of Water and Power and Assistant City Administrative Officer. Ms. Currie holds a Bachelor of Arts degree in political science and an MBA from the University of California at Los Angeles. Ms. Currie also attended the Program for Senior Executives in State and Local Governments from the Kennedy School of Government at Harvard University.

The Board believes that Ms. Currie is highly qualified to serve as a member of the Board because of her extensive experience in the energy industry, including her service in senior management roles.

12

Timothy J. Iezzoni
Director Director since: 2023 Age: 37 Committees: • Nominating and Corporate Governance
Timothy Iezzoni currently serves as the Senior Originator within the Global Biofeed Origination team at ExxonMobil, with a focus on the origination of waste-based feedstocks, and has over 15 years of experience in the refining and midstream sector. Prior to his current role, Mr. Iezzoni has served as the U.S. and Latin America Crude & NGL Business Development Manager, leading the development and execution of commercial and business development projects and ventures for crude oil, natural gas liquids, and refining feedstocks across the United States and Latin America. Prior to that role, Mr. Iezzoni served as U.S. Crude & Feedstocks Business Development Manager, in which he was responsible for leading all business development efforts for owned and leased logistics as well as pipeline ventures for crude oil and refinery feedstock. Prior to that role, Mr. Iezzoni worked as a Business Development Advisor where he led crude oil and clean products focused on new business development efforts in the U.S. and Canada. In addition, Mr. Iezzoni spent two years leading the front-end planning of large scale international refining projects. Prior to transitioning into projects and business development roles, Mr. Iezzoni spent the first 6 years of his career in various technical, operational, and economic roles at ExxonMobil
’
s Baton Rouge Refinery. Mr. Iezzoni holds a Bachelor of Science in Chemical Engineering from Lehigh University and a Master of Business Administration from Louisiana State University.

Mr. Iezzoni has been appointed to the Board by ExxonMobil Renewables LLC pursuant to the terms of our Series C Preferred, however the Board believes that Mr. Iezzoni is highly qualified to serve as a member of the Board because of his extensive experience in large scale refining projects.

Martin Wenzel
Director Director since: 2020 Age: 65 Committees: • Compensation • Nominating and Corporate Governance (Chair)
Martin Wenzel was appointed to the Board on May 7, 2020. Mr. Wenzel previously served on the Board from April 2010 until the end of 2014. Until his appointment as a director, Mr. Wenzel served as an advisor to the Board pursuant to that certain Board Advisor Agreement, dated June 21, 2019.

Mr. Wenzel has been the President of Javaman LLC, an energy consultancy practice since June 2019. He served as an Executive Vice President for Heorot Power Holdings from June 2016 to March 2021. Prior to joining Heorot Power Holdings, Mr. Wenzel served as Executive Vice President for Beowulf Energy from July 2012 to June 2016. Prior to his work at Beowulf, he was the President and Chief Executive Officer for Colorado Energy Management (2007-2012.) Mr. Wenzel was the Senior Vice President (Sales and Marketing) of Miasole Inc., a producer of solar cell products. Mr. Wenzel was President and Chief Executive Officer of Alpha Energy LLC from 2001-2004. Mr. Wenzel holds an Executive MBA from Columbia Business School, a master
’
s degree in Systems Management from the University of Southern California, and a bachelor
’
s degree in Engineering and Management from the U.S. Naval Academy.

Mr. Wenzel was chosen to serve as a director on the Board because of his extensive background in the energy industry, including over 30 years of developing, financing, constructing and operating energy projects and marketing energy commodities in the U.S. and internationally.

Amy K. Wood
Director Director since: 2022 Age: 51 Committees: • Compensation
Amy K. Wood currently is the Global Lower Emissions Fuels MA&BP Manager at ExxonMobil Corporation and is responsible for global LEF strategy implementation, market analysis, business development and best practices for ExxonMobil. Ms. Wood has held various positions with ExxonMobil since joining that company in 1994, including roles in Process Design Engineering, Complex Engineering, Global Logistic Optimization, and most recently as Europe and then Americas Feed & Product Manager responsible for supply chain optimization for crude and products in Europe and then in the Americas. She has a master
’
s degree in Chemical Engineering from the University of Louisville.

Ms. Wood has been appointed to the Board by ExxonMobil Renewables LLC pursuant to the terms of our Series C Preferred, however the Board believes Ms. Wood is a highly qualified to serve as a member of the Board because of her extensive experience in renewable fuels development, refinery process design and work in renewable business initiatives, and her expertise in supply chain optimization.

13

Vote Required
The affirmative vote of a plurality of the votes cast by holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on the election of directors at the Annual Meeting is required for the election of each nominee for director. Accordingly, the seven nominees who receive the highest number of affirmative votes cast by holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on the election of directors at the Annual Meeting will be elected to our Board of Directors. If you hold your shares through a broker and you do not instruct the broker how to vote, your broker will not have the authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

The Board of Directors recommends that you vote FOR each of the seven nominees.

Corporate Governance

General
The Board has adopted a Code of Conduct and Ethics that applies to our principal executive officers, principal financial officer or controller, or persons performing similar functions (
“
Code of Ethics
”
). A copy of our Code of Ethics will be furnished without charge to any person upon written request. Requests should be sent to: Corporate Secretary, Global Clean Energy Holdings, Inc. 2790 Skypark Drive, Suite 105, Torrance, California 90505. Our Code of Ethics is also available under the
“
Company
”
section of our website at
www.gceholdings.com
, and we intend to post on our website all disclosures that are required by applicable law concerning any amendments to, or waivers from, any provision of the Code of Ethics.

The Board holds regular and special meetings and spends such time on the affairs of the Company as its duties require. During 2022, the Board held 7 meetings. The Board also meets regularly in non-management executive sessions. Our Chairman provides input to our Chief Executive Officer and is responsible for presiding over the meetings of the Board and executive sessions of the independent directors. During 2022, all incumbent directors of the Company attended at least 75% of the meetings of the Board and the committees on which they served.

We do not maintain a formal policy regarding director attendance at the Annual Meeting. All directors attended the 2022 annual meeting, either in person, telephonically or virtually. Absent compelling circumstances, all directors are expected to attend annual meetings in person or online (as applicable) or telephonically.

Board Composition
Our Board consists of seven members, each of whom are being nominated for election at the Annual Meeting, being: David R. Walker, Richard Palmer, Susan L. Anhalt, Phyllis E. Currie, Timothy J. Iezzoni, Martin Wenzel, and Amy K. Wood.

As set forth in our Bylaws, each of our directors is elected to serve from the time of election and qualification until the next annual meeting following such election and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Any vacancies or newly created directorships on the Board may be filled only by a majority vote of the remaining directors on the Board.

Pursuant to the terms of our Series C Preferred, ExxonMobil Renewables LLC (
“
Exxon
”
), in its capacity as the holder of at least 33% of the Company
’
s issued and outstanding Series C Preferred, has the right to nominate two members for appointment to the Board. Currently Mr. Iezzoni and Ms. Wood serve as Exxon
’
s appointees to the Board.

Director Independence
Our Common Stock is quoted on the OTCQB Market under the symbol
“
GCEH.
”
The OTCQB is an electronic trading platform that does not maintain any standards regarding the
“
independence
”
of the directors on our Board, and we are not otherwise subject to the requirements of any national securities exchange or an inter-dealer quotation system with respect to the need to have a majority of our directors be independent.

In the absence of such requirements, we have elected to use the definition for
“
director independence
”
under The Nasdaq Stock Market
’
s listing standards, which defines an
“
independent director
”
as
“
a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
”
The definition further provides that, among others, employment by us (or any parent or subsidiary of ours) at any time during the past three years, or the acceptance of compensation as a consultant in excess of $120,000 during any twelve-month period in the past three years, are considered a bar to independence regardless of the determination of our Board (options received for services are valued at the time of grant).

14

Our Board has determined that each of our directors (other than Mr. Palmer) qualify as being independent directors in accordance with The Nasdaq Stock Market rules relating to director independence.

Mr. Iezzoni and Ms. Wood have been appointed to the Nominating and Corporate Governance Committee and Compensation Committee, respectively, by Exxon pursuant to rights granted to it under the terms of the Company
’
s Series C Preferred. While the Board has determined that Mr. Iezzoni and Ms. Wood do not meet the independence requirements for purposes of membership on these Committees, the Company believes that it is in the best interest of the Company to permit such appointments. Additionally, the Board has determined that Mr. Wenzel does not meet the additional independence requirements for audit committee members.

Director Qualifications
The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board. To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. Although we do not maintain a formal policy for the consideration of director candidates recommended by our stockholders given the small size of our company, in such circumstances, the Nominating and Corporate Governance Committee will evaluate individuals recommended by stockholders in the same manner as nominees recommended from other sources. Stockholders who wish to recommend an individual for nomination should send that person
’
s name and supporting information to the Nominating and Corporate Governance Committee: c/o Corporate Secretary, Global Clean Energy Holdings, Inc., 2790 Skypark Drive, Suite 105, Torrance, California 90505.

When identifying prospective director nominees, or reevaluating our current directors, our Board, with assistance from the Nominating and Corporate Governance Committee, considers minimum individual qualifications, including a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments and all other factors it considers appropriate, which may include experience in corporate management, experience as a board member of other public companies, relevant professional or academic experience, leadership skills, financial and accounting background, executive compensation background and whether the candidate has the time required to fully participate as a director of the Company.

Additionally, although we do not have a formal policy for the consideration of diversity in identifying director nominees, the Nominating and Corporate Governance Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a diverse mix of skills, knowledge, attributes and experiences that cover the spectrum of areas that affect our business. The Nominating and Corporate Governance Committee regularly assesses whether the mix of skills, experience and background of our Board as a whole is appropriate for us. Our Board periodically reviews and assesses the effectiveness of its practices, including with respect to board diversity, used in considering potential director candidates.

Board Leadership Structure and Risk Oversight
Our Board does not have a formal policy on whether the positions of Chairman of the Board and Chief Executive Officer are to be held by the same person. However, our Board believes it is important to select the Company
’
s Chairman and Chief Executive Officer in the manner it considers in the best interests of the Company at any given time. Accordingly, the Chairman and Chief Executive Officer positions may be filled by one individual or by two different individuals, as determined by our Board based on circumstances then in existence. Currently, two individuals occupy these positions: David Walker serves as the Chairman of the Board, and Richard Palmer serves as the Company
’
s Chief Executive Officer.

Our Board believes that the separation of the offices of Chairman of the Board and Chief Executive Officer at this time enhances Board independence and oversight. Moreover, since we are a relatively small participant in the energy agri-business, the current bifurcation of these positions enables our Chief Executive Officer to better focus on more managerial responsibilities, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. We believe that this leadership structure has to date been acceptable.

15

Management is responsible for the day-to-day management of risks the Company faces, while the Board plays an important role in overseeing the identification, assessment, and mitigation of such risks. The oversight of financial risk management lies primarily with the Board
’
s Audit Committee, which is empowered to appoint and oversee our independent auditors, monitor the integrity of our financial reporting processes and systems of internal controls, and provide an avenue of communication among our independent auditors, management, and our Board of Directors.

Employee, Officer and Director Hedging
The Company does not have a policy on equity ownership at this time. However, as illustrated in Security Ownership of Certain Beneficial Owners and Management on
pages 32 and 33
, our named executive officers are beneficial owners of stock of the Company.

Pursuant to the Company
’
s Insider Trading Policy, directors and executive officers of the Company are prohibited from engaging in any kind of hedging activity involving Company securities, including forward sale or purchase contracts, equity swaps, collars or exchange funds, or engaging in transactions in puts, calls or other derivative instruments that relate to or involve Company securities. In addition, directors and executive officers are prohibited from pledging any Company securities as collateral or holding such securities in a margin account.

Board Committees
The standing committees of the Board are the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee. Each of the standing committees is governed by a charter, and a copy of the charters of each of these committees is available on the Company
’
s website at
www.gceholdings.com
under the heading
“
Investors
—
Governance
—
Governance Documents.
”
Director membership of all of our standing and advisory committees is identified below, as of September 15, 2023. The following table identifies the current members of each committee:

Name of Director	Audit	Nominating and Corporate Governance	Compensation
David R. Walker	X		Chair
Susan L. Anhalt	X	X
Phyllis E. Currie	Chair		X
Timothy J. Iezzoni		X
Martin Wenzel		Chair	X
Amy K. Wood			X

Audit Committee
The Audit Committee assists the Board in monitoring, among other things:

•	our accounting and financial reporting processes;
•	audits of our financial statements and the appointment, compensation, qualifications, independence and performance of any independent registered public accounting firm;
•	compliance with legal and regulatory requirements; and
•	our internal audit function.

As of September 15, 2023, the Audit Committee consisted of Susan L. Anhalt, Phyllis E. Currie and David R. Walker each of whom is independent under the rules of the SEC and The Nasdaq Stock Market
’
s listing standards. Ms. Currie is the chair of the Audit Committee. SEC rules require a public company to disclose whether or not its audit committee has an
“
audit committee financial expert
”
as defined by applicable SEC rules and regulations. Our Board has determined that Ms. Currie is an
“
audit committee financial expert.
”
During 2022, the Audit Committee met six times.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee has the following key responsibilities:

•	identifies individuals qualified to become members of our Board, consistent with criteria approved by our Board;
•	develops, recommends to the Board, and assesses corporate guidelines for the Company; and
•	oversees the self-evaluations of management and the Board and its committees.

16

As of September 15, 2023, the Nominating and Corporate Governance Committee consisted of Susan L. Anhalt, Timothy J. Iezzoni and Martin Wenzel. Ms. Anhalt and Mr. Wenzel have been deemed independent under the rules of the SEC and The Nasdaq Stock Market
’
s listing standards for purposes of membership on the Nominating and Corporate Governance Committee. Mr. Wenzel is the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. During 2022, the Nominating and Corporate Governance Committee met four times.

Compensation Committee
The Compensation Committee has the following key responsibilities:

•	reviewing and approving all employment or consulting agreements with our CEO and CFO, as applicable;
•	reviewing, evaluating and approving corporate goals and objectives relevant to our CEO and CFO ’ s compensation;
•	reviewing and approving the compensation of the CEO and the other executive officers;
•	approving equity grants and other awards to our executive officers under the Company ’ s long-term incentive plans;
•	make recommendations to the Board with respect to incentive compensation plans and equity-based plans that are subject to Board approval;
•	exercise oversight with respect to the Company ’ s compensation philosophy, incentive compensation plans, equity-based plans covering executive officers and executive officers; and
•	review and discuss with management our compensation disclosures if required by SEC rules.

As of September 15, 2023, the Compensation Committee consisted of David R. Walker, Phyllis E. Currie, Martin Wenzel and Amy K. Wood. Messrs. Walker and Wenzel and Ms. Currie were deemed independent under the rules of the SEC and The Nasdaq Stock Market
’
s listing standards for purposes of committee membership. Mr. Walker is the chair of the Compensation Committee. As part of its responsibilities, the Compensation Committee provides general oversight of our compensation structure, and, if deemed necessary, has the authority to retain, and approve the terms of the retention of compensation consultants and other compensation experts. Meetings may, at the discretion of the Compensation Committee, include members of the Company
’
s management, other members of the Board, consultants or advisors, and such other persons as the Compensation Committee or its chair may determine. During 2022, the Compensation Committee met four
times.

COMMITMENT TO CORPORATE RESPONSIBILITY
Our Company is a uniquely positioned, vertically integrated renewable feedstocks and finished fuels company committed to creating long-term stockholder value through the implementation of ethical, social, and environmentally sustainable initiatives throughout our operations. Our business model is designed to control all aspects of the value chain, with one end of our business anchored in plant science and the other in renewable fuels production. We contract directly with farmers to grow our ultra-low carbon, nonfood, proprietary camelina feedstock on fallow land and ship it efficiently for processing at our renewable fuels production facility in Bakersfield, California.

Our focus is to be an economically viable solution in reducing global greenhouse gas (“GHG”) emissions via sustainable, more environmentally friendly alternatives to conventional petroleum-based fuels. The three pillars of sustainability — environmental, social, and economic — anchor our business philosophy. Through the implementation of these principals across our vertically integrated asset platform, we seek to drive long-term stakeholder value while creating a positive impact on food security by easing the demand on food crops for renewable fuel production. By creating additive feedstock volume into an undersupplied market, our platform positions us as a globally scalable solution to the “Food vs. Fuel” quandary, while allowing us to continuously lower the carbon intensity of our finished fuels. We believe we can achieve “net zero” GHG footprint on all our finished fuels, including renewable diesel, renewable propane, and renewable naphtha, and in the future, sustainable aviation fuel as well. By eliminating intermediaries and leveraging our vertically integrated model, we should be able to maintain significant control of the full value chain which allows us to produce highly sustainable, low cost, high margin and ultra-low carbon finished fuels.

Over the past 15 years we have developed a portfolio of proprietary elite varieties of Camelina sativa (“camelina”) to be used as a feedstock for our renewable fuels refinery, providing us with feedstock supply certainty unmatched in the industry. Our proprietary camelina varieties hold several advantages over traditional feedstocks like soybean oil. By yielding additional Low Carbon Fuel Standard credits through a lower carbon intensity score, our camelina adds significant value to our end products, and as a dryland farmed rotational crop grown on fallow land, camelina does not impact food production or compete with other crops for scarce water resources. The result of our vertically integrated farm-to-fuel strategy is a highly sustainable, low cost, and ultra-low carbon finished fuel.

17

We at Global Clean Energy are fully committed to maintaining corporate sustainable policies and practices for all stakeholders. The drive to zero environmental and social impacts is our philosophical and operational goal made possible through innovative technologies, energy management, fuel switching, sustainable practices, co-location of facilities and continued feedstock research and development. Through commitment, practice, and education our goal is to improve the sustainability and efficiency in all aspects of the business. For us, sustainability is not just good business, it is the right thing to do.

Environmental Factors.
We are committed to delivering on the renewable fuels promise of energy and environmental sustainability. Our mandate is to deliver the lowest life cycle carbon intensive fuel products into the market by focusing on plant genetics, selection, growing, transportation, production, distribution, and end-use processes. Since each step in the renewable fuel’s life cycle creates its own carbon footprint, we are diligent in our approach to greenhouse gas reduction strategies throughout the complete supply chain.

Social Factors
. Sustainability also relies on the principle that we will not sacrifice our future for short-term benefits. We maintain this policy through responsible stewardship of human resources, as well as natural resources. Stewardship of human resources includes considering social responsibilities such as working and living conditions of employees and their community, community health and safety and long-term quality of life. Stewardship of land and natural resources includes considering the impact of our farming practices on the environment, and benefits of our nonfood-based renewable fuels production that doesn’t compete for land and water resources.

•
Nonfood feedstock
: Unlike other producers of renewable fuels, our primary feedstock that ultimately will be used at our renewable fuels production facility will be provided from our patented, nonfood camelina crop. By using a nonfood crop we don’t displace farm acreage that otherwise would be used for the production of food crops, limiting the potential for food scarcity or indirect land use change.

•	Safety : Our objective is to maintain an injury-free workplace and promote a strong safety culture throughout our organization.

•
Employee health and welfare
: We provide our employees with competitive salaries, bonuses and opportunities for equity ownership. In addition to salaries, employee benefit plans include potential annual discretionary bonuses, stock option awards, a 401(k) plan, health-care and insurance benefits, among other benefits. We may take further actions, in compliance with all appropriate government regulations, that we determine to be in the best interest of our employees. We prioritized employee safety throughout the COVID-19 pandemic by implementing risk mitigation policies.

Economic
. Utilizing a farm-to-fuels strategy meaningfully differentiates us from our competition. Our strategy is to control all aspects of the renewable fuels value chain: (i) our upstream operations, anchored in plant and soil science, develop and produce a patented, low cost, proprietary, nonfood-based crop for use in our downstream operations; (ii) our midstream operations efficiently handle, aggregate, store, and transport feedstock to our downstream operations; and (iii) our downstream operations process and convert feedstock into drop-in renewable fuels at our Bakersfield renewable fuels production facility. By eliminating intermediaries and leveraging a vertically integrated model, we have unparalleled control throughout the value chain to maximize margin generation through operational and logistical efficiencies while simultaneously minimizing feedstock costs and our GHG footprint.

Diversity and Inclusion
. We strive to invest in and create ongoing opportunities for employee development in a diverse and inclusive environment in which each team member plays a unique and vital role. We believe that a diverse workforce not only will positively impact our operations, but will also cultivate an essential pipeline of experienced leaders for management. The composition of our Board of Directors currently meets the diversity guidelines set forth by the NASDAQ Stock Market.

Ethics and Corporate Governance
. We aspire to maintain the highest ethical standards. All of our employees are required to adhere to our Code of Conduct and Ethics, which provides, among other things, that all of our employees, officers and directors must (i) be truthful and honest both internally and in our business dealings with each other, and (ii) make all decisions responsibly, constructively and equitably without bias as to race, color creed, religion, national origin, sex, marital status, age, or membership in any other protected class or receipt of public assistance.

Communications with Directors
Stockholders may communicate directly with the Board by writing to them at Board of Directors, c/o Corporate Secretary, Global Clean Energy Holdings, Inc., 2790 Skypark Drive, Suite 105, Torrance, California 90505. Written communications specifically marked as a communication for our Board of Directors, or a particular director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to Mr. Walker, currently the Chairman of our Board, or to the particular director to whom they are addressed, or presented to the full Board or the particular director at the next regularly scheduled Board meeting.

18

PROPOSAL 2 | AMENDMENT TO THE 2020 EQUITY INCENTIVE PLAN
We are seeking stockholder approval to amend our
“
Global Clean Energy Holdings, Inc. Amended and Restated 2020 Equity Incentive Plan
”
(the
“
2020 Plan
”
) to increase the number of shares of Common Stock of the Company reserved for issuance under the 2020 Plan from 7,000,000 to 17,000,000 shares, thereby increasing the shares authorized for issuance by 10 million. Our continuing ability to offer equity incentive awards under the 2020 Plan is critical to our ability to attract, motivate and retain qualified personnel, particularly as we grow. Our philosophy is for all our employees to share in the growth of the Company and to use equity grants as an important tool in recruiting and retaining key employees. While we had expected the number of shares added to the 2020 Plan last year to provide the Company sufficient flexibility under the Plan, we currently have fewer than 100,000 shares available in the 2020 Plan due to our recent headcount growth to 143 employees as of September 15, 2023, and historical granting practices. In order to align our employee
’
s goals with those of our stockholders, our Board intends to continue to grant stock options to our employees. We believe that incentive compensation in the form of options (and other equity awards such as restricted stock, phantom stock or restricted stock units) is critical to our success in attracting, motivating and retaining qualified personnel, including our executive officers. The efforts and skill of our employees and other personnel who provide services to our Company will generate much of the growth and success of our business. Our employees, consultants and directors understand that their stake in our Company will have value only if, working together, we create value for our stockholders. Awards generally vest over a period of service with us or upon accomplishment of performance objectives, giving the recipient an additional incentive to provide services over a number of years and build on past performance. Based on our current projected hiring goals, our Board has determined that we will not have a sufficient number of securities available under the 2020 Plan for future grants of options/restricted stock or other equity grants to our new hires and to our existing employees unless we increase the shares available under the 2020 Plan. Accordingly, the Board has determined that it is in the best interests of the Company and its stockholders to approve this proposal.

In 2022, the stockholders approved an amendment to the 2020 Plan that added 5,000,000 shares to the 2020 Plan, which along with the 12,450 shares remaining at the time of the approval, resulted in the Plan then having a total of 5,012,450 shares for grants. Based on historic grant practices at the time, we expected this pool of shares to be sufficient for approximately two years. In fact, this pool of shares has been sufficient for most of that period; however, there are 64,233 shares remaining in the 2020 Plan as of September 15, 2023, so there are insufficient shares for future grants based on our historic grant practices even with anticipated forfeitures that may return shares to the 2020 Plan. Our three-year annual burn rate (2020-Sept. 2023) has been approximately 28%.

As of September 15, 2023, under the 2020 Plan:

•	A total of 234,798 shares of common stock had been issued upon exercise of stock options;
•	34,000 shares of restricted stock were issued and are currently outstanding with an additional 17,000 shares of restricted stock that have been converted to common shares;
•	There were 6,748,202 shares subject to issuance upon exercise of outstanding options; and
•	There were 64,233 shares of common stock available for future issuance under the 2020 Plan.

Since the 2020 Plan was adopted, we have granted options for the purchase of an aggregate of 3,806,950 shares of common stock to current executive officers and directors, with exercise prices ranging from $0.66 to $6.05 per share, and have granted to all our employees (excluding current executive officers) as a group, options to purchase an aggregate of 2,891,317 shares. The stock options granted to such employees have exercise prices ranging from $0.66 to $6.90 per share.

Because of this, we desire to amend the Plan to add 10,000,000 additional shares to the 2020 Plan, which would result in a total pool of available shares of 10,064,233 shares plus any future forfeitures that may return shares to the 2020 Plan. Based on our historical growth and granting practices, and the recent trading price of the common stock at the close of trading on September 29, 2023, of $0.85, the addition of the 10,000,000 shares is expected to be sufficient to make awards for approximately two years.

On September 28, 2023, the Board approved an amendment to the 2020 Plan to increase the available shares thereunder, subject to stockholder approval, and recommended that stockholders vote in favor of this proposal at the Annual Meeting. If stockholders approve the amendment to increase the number of shares available under the 2020 Plan, the amendment to increase in the number of shares available under the 2020 Plan as of September 28, 2023 will remain in effect, and the amendment will be reflected in a second amended and restated 2020 Equity Incentive Plan, which is attached to this Proxy Statement as
Annex A
and is incorporated herein by reference. If stockholders do not approve this proposal, the increase in the number of shares available under the 2020 Plan will not take effect.

19

Material Terms of the 2020 Plan
Types of Awards
. The 2020 Plan provides for the following types of awards: incentive stock options, non-statutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, performance cash awards and other stock-based awards. We refer to these stock awards collectively as the stock awards or awards.

Eligibility
. Stock awards may be granted under the 2020 Plan to employees (including officers) and consultants of the Company or our affiliates, and to members of our Board of Directors. Pursuant to applicable tax law, we may grant incentive stock options only to our employees (including officers) and employees of our affiliates.

Annual Compensation to Non-Employee Directors; Limitation on Annual Stock Awards to Participants
. The 2020 Plan provides that the compensation payable by us to a non-employee director for services performed as a non-employee director, including, without limitation, the grant date value (determined under U.S. generally accepted accounting principles) of awards, cash retainers, committee fees and other compensation, shall not exceed $500,000 in the aggregate during any calendar year. Furthermore, the 2020 Plan provides that a maximum of 100,000 shares of our Common Stock subject to options and other stock awards may be granted to any non-employee director during any calendar year. The 2020 Plan currently also provides that no officer, employee or consultant may be granted stock awards covering more than 1,500,000 shares of our Common Stock during any calendar year pursuant to stock options, stock appreciation rights and other stock awards.

Stock Available for Awards
. The total number of shares of our Common Stock reserved for issuance under the 2020 Plan initially consisted of 2,000,000 shares, which number was increased to 7,000,000 in 2022 (the
“
Share Reserve
”
). The shares of Common Stock subject to stock awards granted under the 2020 Plan that expire, are forfeited because of a failure to vest, or otherwise terminate without being exercised in full will return to the Share Reserve and be available for issuance under the 2020 Plan. However, any shares that are withheld to satisfy tax requirements or that are used to pay the exercise or purchase price of a stock award will not return to the 2020 Plan.

Appropriate adjustments will be made to the Share Reserve, to the limit on the number of shares that may be issued as incentive stock options, to the limit on the number of shares that may be awarded to any one person in any calendar year and to outstanding awards in the event of any change in our Common Stock without the receipt of consideration by the Company through reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, spin-off, split-off, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, other than the conversion of convertible securities.

Repricing
. The 2020 Plan expressly provides that, without the approval of our stockholders, the Board and the Compensation Committee may not provide for either the cancellation of underwater stock options or stock appreciation rights outstanding under the 2020 Plan in exchange for the grant of new awards, or the amendment of outstanding stock options or stock appreciation rights to reduce their exercise price.

Dividends and Dividend Equivalents
. The 2020 Plan provides that (1) no dividends or dividend equivalents may be paid with respect to any shares of our Common Stock subject to an award before the date that such shares have vested, (2) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including, without limitation, any vesting conditions) and (3) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date, if any, such shares are forfeited to or repurchased by us due to a failure to meet any vesting conditions under the terms of the applicable award agreement.

Terms of Options
. A stock option is the right to purchase shares of our Common Stock at a fixed exercise price during a specified period of time. Stock option grants may be incentive stock options or nonstatutory stock options. Each option is evidenced by a stock option agreement. The Board of Directors determines the terms of a stock option including the exercise price, the form of consideration paid on exercise, the vesting schedule, restrictions on transfer and the term of the option.

Generally, the exercise price of a stock option may not be less than 100% of the fair market value of the stock subject to the option on the date of grant. Options granted under the 2020 Plan will vest at the rate specified in the option agreement.

20

The term of an option granted under the 2020 Plan will be determined by the Board of Directors, but may not exceed ten years. The Board of Directors will determine the time period, including the time period following a termination of an optionholder
’
s continuous service relationship with us or any of our affiliates, during which an optionholder has the right to exercise a vested option. Unless the terms of an optionholder
’
s stock option agreement provide otherwise, if an optionholder
’
s continuous service relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. Unless otherwise provided in the option agreement, if an optionholder
’
s service relationship with us, or any of our affiliates, ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months in the event of disability and 18 months in the event of death. The Board of Directors has discretion to extend the term of any outstanding option and to extend the time period during which a vested option may be exercised following a termination of continuous service. The Board of Directors also has discretion to accelerate the vesting of an option or a stock appreciation right following a participant
’
s termination of continuous service or to provide in an award agreement for continued vesting of an option or a stock appreciation right following a termination of continuous service.

Acceptable forms of consideration for the purchase of our Common Stock issued under the 2020 Plan may include cash, payment pursuant to a
“
cashless
”
exercise program developed under Regulation T as promulgated by the Federal Reserve Board, Common Stock owned by the participant, payment through a net exercise feature or other approved forms of legal consideration.

Generally, an optionholder may not transfer a stock option other than by will or the laws of descent and distribution or pursuant to a domestic relations order. However, to the extent permitted under the terms of the applicable stock option agreement, an optionholder may designate a beneficiary who may exercise the option following the optionholder
’
s death.

Terms of Restricted Stock Awards
. Restricted stock awards are awards of shares of our Common Stock. Each restricted stock award is evidenced by an award agreement that sets forth the terms and conditions of the award. A restricted stock award may be granted in consideration for cash, the recipient
’
s services performed, or to be performed, for us or an affiliate of ours or other form of legal consideration. Shares of our Common Stock acquired under a restricted stock award may be subject to forfeiture in accordance with the vesting schedule determined at the time of grant. Rights to acquire shares of our Common Stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement.

Terms of Restricted Stock Unit Awards
. A restricted stock unit is a right to receive stock or cash (or a combination of cash and stock) equal to the value of a share of stock at the end of a set period. No stock is issued at the time of grant. Each restricted stock unit award is evidenced by an agreement that sets forth the terms and conditions of the award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule determined at grant. When a participant
’
s continuous service with us or any of our affiliates terminates for any reason, the unvested portion of the restricted stock unit award will be forfeited unless otherwise provided in the restricted stock unit award agreement.

Terms of Stock Appreciation Rights
. Stock appreciation rights will be granted pursuant to a stock appreciation rights agreement. Each stock appreciation right is denominated in Common Stock share equivalents. The Board of Directors determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our Common Stock on the date of grant. A stock appreciation right granted under the 2020 Plan vests at the rate specified in the stock appreciation right agreement as determined by the Board of Directors.

When a stock appreciation right is exercised, the holder is entitled to an amount equal to the product of (1) the excess of the per share fair market value of our Common Stock on the date of exercise over the strike price, multiplied by (2) the number of shares of Common Stock with respect to which the stock appreciation right is exercised. We may pay the amount of the appreciation in cash or shares of our Common Stock or a combination of both.

The Board of Directors determines the term of stock appreciation rights granted under the 2020 Plan, up to a maximum of ten years. Unless the terms of an optionholder
’
s stock option agreement provide otherwise, if a participant
’
s continuous service with us, or any of our affiliates, ceases for any reason other than disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. If a participant
’
s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of eighteen months in the event of disability and eighteen months in the event of death. The Board of Directors has discretion to extend the term of any outstanding stock appreciation right and to extend the time period during which a vested stock appreciation right may be exercised following a termination of continuous service.

Terms of Performance Awards
. The 2020 Plan provides for the grant of performance stock awards and performance cash awards. A performance award may vest or be exercised upon achievement of pre-determined performance goals during a specified period. A performance award may also require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Board of Directors.

21

Corporate Transactions; Changes in Control
.

Corporate Transaction
. In the event of certain significant corporate transactions, the Board of Directors has the discretion to take one or more of the following actions with respect to outstanding stock awards under the 2020 Plan:

•	Arrange for assumption, continuation, or substitution of a stock award by a surviving or acquiring entity (or its parent company);
•
Arrange for the assignment of any reacquisition or repurchase rights applicable to any shares of our Common Stock issued pursuant to a stock award to the surviving or acquiring corporation (or its parent company);

•	Accelerate the vesting and exercisability of a stock award followed by the termination of the stock award;
•	Arrange for the lapse of any reacquisition or repurchase rights applicable to any shares of our Common Stock issued pursuant to a stock award; and
•
Arrange for the surrender of a stock award in exchange for a payment equal to the excess of (1) the value of the property the holder of the stock award would have received upon the exercise of the stock award, over (2) any exercise price payable by such holder in connection with such exercise.

The Board of Directors need not take the same action for each stock award.

For purposes of the 2020 Plan, a corporate transaction will be deemed to occur in the event of (1) the consummation of a sale of all or substantially all of our consolidated assets, (2) the consummation of a sale of at least 90% of our outstanding securities, (3) the consummation of a merger or consolidation in which we are not the surviving corporation or (4) the consummation of a merger or consolidation in which we are the surviving corporation but shares of our outstanding Common Stock are converted into other property by virtue of the transaction.

Change in Control
. A stock award may be subject to additional acceleration of vesting and exercisability upon or after specified change in control transactions (as defined in the 2020 Plan), as provided in the stock award agreement or in any other written agreement between us or any affiliate and the participant.

Duration, Suspension, Termination and Amendment of the 2020 Plan
. The Board of Directors may suspend or terminate the 2020 Plan at any time. Unless sooner terminated by our Board of Directors, the 2020 Plan shall automatically terminate on April 9, 2030, which is the day before the tenth anniversary of the date the 2020 Plan was adopted by the Board of Directors. No awards may be granted under the 2020 Plan while the 2020 Plan is suspended or after it is terminated.

The Board of Directors may amend the 2020 Plan at any time. However, no amendment or termination of the plan will adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. Furthermore, without stockholder approval, the Board of Directors does not have the right or authority (1) to increase the aggregate number of shares of Common Stock (including upon the exercise of incentive stock options) that may be issued under the 2020 Plan, other than in connection with specified capitalization adjustments such as stock splits and stock dividends and the other transactions described above under
“
Stock Available for Awards,
”
(2) to amend the provisions in the 2020 Plan relating to a prohibition on the repricing of stock awards, (3) to amend the 2020 Plan in any respect that requires stockholder approval under applicable stock exchange rules or (4) to amend the 2020 Plan in any respect that requires stockholder approval under the Internal Revenue Code of 1986, as amended, or any other applicable law.

If the amendment to increase the share authorized to be issued under the 2020 Plan is approved, as presented as Proposal 2 to this Proxy, the only change to the 2020 Plan will be to increase the total number of shares authorized for issuance to 17,000,000.

2020 Plan – New Plan Benefits

The following table discloses the benefits that have previously been allocated under the 2020 Plan. The dollar value and number of awards to be granted in the future to eligible participants under the 2020 Plan are generally not currently determinable because the value and number of such awards are subject to the discretion of the Board.

Name and Title	Weighted Average Exercise Price of Granted Options	Number of Units
Richard Palmer, Chief Executive Officer	$—	—
Noah Verleun, President	$3.19	1,500,000
Nikhil Vasa, Executive Vice President & Chief Financial Officer	$1.39	600,000
Ralph Goehring, Senior Tax Advisor	$1.98	439,800
Antonio D ’ Amico, Executive Vice President, Chief Administrative Officer & General Counsel	$1.45	344,900
Michael Karst, Senior Vice President; President, Sustainable Oils, Inc.	$1.47	292,250
Executive Group	$2.34	3,176,950
Non-Executive Director Group	$1.67	680,000
Non-Executive Officer Employee Group	$2.00	2,712,626

22

Vote Required
The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting is required for advisory approval of the proposal. Abstentions will have the same effect as a vote cast against the proposal. Broker non-votes will be counted as present for purposes of determining the presence of a quorum but will have no effect upon the outcome of the vote.

The Board of Directors recommends that you vote FOR the proposal to amend the Company’s 2020 Equity Incentive Plan to increase the number of shares authorized for issuance from 7,000,000 to 17,000,000.

PROPOSAL 3 | ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
We are asking our stockholders to approve, on an advisory basis, the compensation of our Named Executive Officers as described in the
“
Executive Compensation
”
section of this proxy statement, including the executive compensation tables and accompanying narrative disclosure, beginning on page 27 below. Accordingly, we are asking our stockholders to vote on the following resolution:

“
RESOLVED, that the compensation paid to the named executive officers of Global Clean Energy Holdings, Inc., as disclosed in the 2023 Proxy Statement of Global Clean Energy Holdings, Inc. pursuant to Item 402 of SEC Regulation S-K, including the compensation tables and narrative discussion, hereby is approved on an advisory basis.
”

This proposal, commonly known as a
“
Say-on-Pay
”
proposal, gives our stockholders the opportunity to express their views on our named executive officers
’
compensation as a whole. This vote is advisory in nature and therefore is not binding on us, or our Board of Directors. Our Board of Directors, however, values the opinions of our stockholders. To the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider the stockholders
’
concerns, and we will evaluate whether any actions are necessary to address those concerns.

Our Board of Directors believes that our executive compensation program aligns well with our philosophy and corporate performance, and that it incentivizes and rewards our leadership for increasing stockholder value, while aligning the interest of our leadership with those of our stockholders on an annual and long-term basis.

Vote Required
The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting is required for advisory approval of the proposal. Abstentions will have the same effect as a vote cast against the proposal. Broker non-votes will be counted as present for purposes of determining the presence of a quorum but will have no effect upon the outcome of the vote.

The Board of Directors recommends that you vote FOR the approval, on an advisory basis, of the compensation of our named executive officers.

23

PROPOSAL 4 | RATIFICATION OF THE APPOINTMENT OF Grant Thornton LLP
The Audit Committee has appointed Grant Thornton LLP (
“
Grant Thornton
”
) as the independent registered public accounting firm of the Company for the year ending December 31, 2023, and the Board has directed that such appointment be submitted to our stockholders for ratification at the Annual Meeting.

Change in Independent Registered Public Accounting Firm in 2021
In 2021, the Company conducted a process to choose our independent registered public accounting firm for our fiscal year ending December 31, 2021. The Company invited several independent registered public accounting firms to participate in this process. As reported on a Current Report on Form 8-K filed on October 5, 2021 (the
“
Change in Auditor 8-K"), effective October 5, 2021, the Audit Committee dismissed Macias, Gini & O
’
Connell, LLC ("MGO") as the Company
’
s independent registered public accounting firm and appointed Grant Thornton to serve in this role for the fiscal year ended December 31, 2021, and was ratified by the stockholders at the Annual Meeting that took place on November 17, 2021.

Vote Required
The affirmative vote of the holders of a majority of the shares present at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of the appointment of Grant Thornton as the Company
’
s independent registered public accounting firm for the year ending December 31, 2023. If the stockholders do not ratify the appointment of Grant Thornton, the Audit Committee will consider whether to engage a different independent registered public accounting firm but will not be obligated to do so. Abstentions will have the effect as a vote cast against the proposal.

The Board of Directors recommends that you vote FOR the ratification of the appointment of Grant Thornton as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Report of the Audit Committee of the Board of Directors
The Audit Committee has reviewed the Company
’
s audited financial statements for the fiscal year ended December 31, 2022 and has discussed these financial statements with management and the Company
’
s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company
’
s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board (
“
PCAOB
”
).

The Company
’
s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm
’
s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed the independent registered public accounting firm
’
s independence from the Company, with the independent registered public accounting firm.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company
’
s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Phyllis E. Currie (Chair)
Susan Anhalt
David Walker

Fees of Independent Registered Public Accounting Firm
Set forth below are fees paid by the Company to Grant Thornton, the Company
’
s independent registered public accounting firm, for each of the following categories of services for the fiscal years ended December 31, 2022, and 2021, respectively:

	2022	2021
Audit fees:	$647,292	$524,460
Audit related fees:	$0	$0
Tax fees:	$251,916	$159,000
All other fees:	$0	$0
Total	$899,208	$683,460

24

Set forth below are fees paid by the Company to MGO, the Company’s prior independent registered public accounting firm, for each of the following categories of services for the fiscal year ended December 31, 2021.

2021
Audit fees:	$105,000
Audit related fees:	$0
Tax fees:	$0
All other fees:	$0
Total	$105,000

In the above tables, “audit fees” are fees for professional services for the audit of the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the fiscal years ended December 31, 2022, and 2021, and review of consolidated financial statements included in its quarterly reports on Form 10-Q and for services that are normally provided in connection with regulatory filings. “Audit-related fees” represent fees for professional services for assurance and related services that are reasonably related to the performance of the audit or review of consolidated financial statements and that are not reported under the “audit fees” category. “Tax fees” are fees for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policies and Procedures

All audit and non-audit services that may be provided by our principal accountant to us require pre-approval by the Audit Committee. Further, our auditor shall not provide those services to us specifically prohibited by the SEC, including: bookkeeping or other services related to the accounting records or financial statements of the audit client; financial information systems design and implementation; appraisal or valuation services, fairness opinion, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions; human resources; broker-dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the PCAOB determines, by regulation, is impermissible.

25

Executive Officers
The following table sets forth the names, ages and positions of our current executive officers:

Name	Age	Title and Position
Richard Palmer	63	Chief Executive Officer
Noah Verleun	40	President
Nikhil Vasa	39	Executive Vice President and Chief Financial Officer (1)
Ralph Goehring	67	Senior Tax Advisor (2)
Antonio D’Amico	58	Executive Vice President, Chief Administrative Officer & General Counsel
Michael Karst	61	Senior Vice President; President, Sustainable Oils, Inc

(1)	Appointed on May 23, 2023.

(2)	Mr. Goehring served as the Company ’ s Senior Vice President and Chief Financial Officer from February 2, 2022 until May 23, 2023. Mr. Goehring currently serves as Senior Tax Advisor to the Company.

Richard Palmer

Richard Palmer has served as our Chief Executive Officer since 2007. See page 11 of this Proxy Statement for a full biography.

Noah Verleun

Noah Verleun was appointed as the Company
’
s President on April 27, 2022. He previously served as our Executive Vice President of Development & Regulatory Affairs since May 2020. Mr. Verleun has held various roles at the Company and its related entities since 2010. Prior to joining the Company, Mr. Verleun worked for JP Morgan PWM, Rockefeller University in its office of investments and OC&C Strategy Consultants in London. He received a Bachelor of Science degree in Economics and a Master of Public Policy degree from the University of Southern California.

Nikhil Vasa

Nikhil Vasa has served as the Company
’
s Executive Vice President and Chief Financial Officer since May 23, 2023. Mr. Vasa had previously served as the Company
’
s Executive Vice President, Finance, since January 24, 2023. Prior to joining the Company, Mr. Vasa served as Chief Executive Officer of AIoT Solutions, Inc., Chief Financial Officer of Zenlayer, Inc., and Senior Vice President of Finance and Treasurer for Maverick Natural Resources and Breitburn Energy Partners. Mr. Vasa holds a B.A. in History and Economics from University of California, Los Angeles and an M.B.A. from The Wharton School of the University of Pennsylvania.

Ralph Goehring

Since May 23, 2023 and through August 31, 2023, Ralph Goehring has served as the Company
’
s Senior Vice President, Chief Accounting Officer & Treasurer and as of September 1, 2023, serves as only Senior Tax Advisor. Mr. Goehring joined the Company on May 20, 2020, and was appointed as the Company
’
s Vice President-Finance, and as Chief Financial Officer on July 10, 2020. Mr. Goehring served as the Company
’
s Senior Vice President and Chief Financial Officer from February 2, 2022 until May 23, 2023.

From 2010 until his appointment to the Company, Mr. Goehring was the Chief Executive Officer and majority owner of SandDollar Financial LLC, a company that provided accounting and financial reporting services to energy related firms. From 1987 until 2008, Mr. Goehring worked at Berry Petroleum Company, first as Manager of Tax (1987-1992), and thereafter as Chief Financial Officer (1992-2008). Prior to joining Berry Petroleum Company, Mr. Goehring was a Senior Tax Accountant at Arthur Andersen & Co. Mr. Goehring is a CPA (inactive) and holds a Bachelor of Business Administration degree from the University of California, Berkeley.

Antonio D’Amico

Antonio D
’
Amico has been Executive Vice President, Chief Administrative Officer and General Counsel of the Company since April 2023. Mr. D
’
Amico joined the Company as Senior Vice President in a similar functional capacity in February 2022. Between April 2020 and February 2022, Mr. D
’
Amico served as Senior Vice President, Deputy General Counsel and Chief Ethics & Compliance Officer with AECOM, and prior to that as Senior Vice President, Legal and Special Projects. Prior to that, from May 2018 to March 2019, Mr. D
’
Amico served as Executive Vice President, General Counsel and Corporate Secretary at Maverick Natural Resources, LLC, and as Vice President, Investor Relations & Government Affairs at Breitburn Energy Partners LP, its predecessor company, from April 2014 to May 2018. He held increasingly senior positions with Occidental Petroleum Corporation from 1996 to 2014, the last being Senior Assistant General Counsel, and began his legal career at Skadden, Arps, Slate, Meagher & Flom. He obtained a J.D. from DePaul University College of Law and a B.S. in Journalism from Northwestern University.

26

Michael Karst

Michael Karst serves as a Senior Vice President of the Company, and has served as President of Sustainable Oils, Inc., a wholly-owned subsidiary of the Company, since November 2021. Prior thereto, Mr. Karst served as the senior partner of Entira, a position he held since 2014. Prior to that, Mr. Karst was the Operations Lead at Cresco Ag, Inc., a Project Manager at BASF, and a Director at American Cyanamid. Mr. Karst has a B.S. in Agronomy from Purdue University

Executive and Director Compensation
 We are currently considered a
“
smaller reporting company
”
for purposes of the SEC
’
s executive compensation and other disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures. The individuals covered by this executive compensation disclosure are our chief executive officer and our two other most highly compensated executive officers. For 2022, our named executive officers were as follows:

Name	Title and Position
Richard Palmer	Chief Executive Officer
Noah Verleun	President
Ralph Goehring	Senior Vice President, Chief Financial Officer (1)

(1)	Mr. Goehring served as the Company ’ s Senior Vice President and Chief Financial Officer from February 2, 2022 until May 23, 2023. Mr. Goehring currently serves as Senior Tax Advisor to the Company.

Summary Compensation Table
The following table summarizes, with respect to our named executive officers, information relating to the compensation earned for 2022 and 2021:

Name and Principal Position	Fiscal Year Ended 12/31	Salary Paid or Accrued ($)	Bonus Paid or Accrued ($) (3)	Stock Awards ($)	Option Awards ($) (4)	All Other Compensation ($) (5)	Total ($)
Richard Palmer	2022	$350,000	$1,350,000	—	—	$69,100	$1,769,100
Chief Executive Officer	2021	$350,000	$175,000	—	—	$47,100	$572,100

Noah Verleun	2022	$401,365	$605,000	—	$1,286,000	$45,737	$2,338,102
President (1)	2021	$310,000	$—	—	$172,500	$34,015	$516,515
			—
Ralph Goehring	2022	$316,869	$268,125	—	$222,500	$55,634	$863,128
Chief Financial Officer (2)	2021	$238,708	$75,000	—	$172,500	$53,074	$539,282

(1)	Mr. Verleun was appointed as the Company ’ s President in April 2022, and before that served as our Executive Vice President-Development & Regulatory Affairs since May 2020.
(2)	Mr. Goehring served as the Company ’ s Senior Vice President and Chief Financial Officer from February 2, 2022 until May 23, 2023. Mr. Goehring currently serves as Senior Tax Advisor to the Company.
(3)	Bonus amounts included herein for the year 2022 are for both 2021 and 2022 service years and such bonuses were accrued but not paid in 2022. Mr. Palmer was paid a bonus of $1,000,000 in 2022 related to services prior to 2021. The bonus paid to Mr. Goehring in 2021 was his 2020 bonus that was accrued but not paid in 2021.
(4)	Amounts represent the aggregate grant date fair value of awards computed in accordance with ASC Topic 718, excluding the effects of any estimated forfeitures. For assumptions used in determining grant date fair market value, refer to Note G of Notes to the Financial Statements included in the Company
’
s Annual Report for 2022. The amounts reported for these options may not represent the actual economic values that our Named Executive Officers will realize from these options as the actual value realized will depend on our performance, stock price and their continued employment.
(5)	Represents health benefits and amounts paid under the Company
’
s 401(k) company match program and a $16,500 vehicle stipend paid during 2022. Mr. Palmer
’
s amounts do not include $50,000 of interest that accrued on his outstanding convertible promissory note.

27

Option Grants
Noah Verleun
. In connection with his appointment as President on April 27, 2022, Mr. Verleun was granted a stock option to purchase 1,200,000 shares of Common Stock under the Company
’
s 2020 Equity Incentive Plan. The option has a five-year term, and an exercise price of $3.60 per share, which was the market closing price of the Company
’
s Common Stock on the business day before the effective date of the grant. The foregoing option vests as follows: (A) 50% (600,000 shares) in three equal tranches of 200,000 shares after the Company
’
s common stock price has achieved and maintained (i) $10.00 per share for 45 consecutive trading days for tranche one; (ii) after tranche one has vested, $15.00 per share for 45 consecutive trading days for tranche two; and (iii) after tranche two has vested, $20.00 per share for 45 consecutive trading days, for tranche three; and (B) 50% (600,000 shares) will vest in equal quarterly installments on the last day of each of the next 12 quarters.

Ralph Goehring
. On February 2, 2022, the Company entered into a three-year employment agreement with Mr. Goehring, and concurrently therewith granted him an option to purchase 50,000 shares of Common Stock at an exercise price of $3.92 per share (the closing price of the Company
’
s Common Stock on the date before the foregoing employment agreement was executed). The option has a five-year term and will vest in twelve equal quarterly installments. On August 25, 2022, Mr. Goehring was granted an option to purchase 89,800 shares of Common Stock at an exercise price of $2.10 per share (the closing price of the Company
’
s Common Stock on the date before the grant). The option has a five-year term and vests in twelve equal quarterly installments.

Employment Agreements
Richard Palmer
. On October 16, 2018, the Company and Mr. Palmer entered into an Executive Employment Agreement (the
“
2018 Employment Agreement
”
). Under the 2018 Employment Agreement, Mr. Palmer agreed to serve as the Company
’
s President and Chief Executive Officer through October 15, 2023, at an annual base salary of $300,000 per year. Upon the closing of the acquisition of the Company's Bakersfield, California, renewable fuels refinery on May 7, 2020, the Company and Mr. Palmer amended the 2018 Employment Agreement to increase Mr. Palmer
’
s annual base salary to $350,000. Under the 2018 Employment Agreement, Mr. Palmer is entitled to receive an annual bonus if Mr. Palmer meets certain performance targets. The target annual bonus amount is 50% of Mr. Palmer
’
s base salary, subject to the Board
’
s discretion to increase the amount of the bonus or adjust the performance criteria. If Mr. Palmer
’
s employment is terminated as a result of his death or disability, or by him for
“
Good Reason
”
as defined in the 2018 Employment Agreement, in addition to receiving a payment of all outstanding sums due and owing to him at the time of separation, the Company is required to pay Mr. Palmer (or his estate) an amount equal to twelve months of Mr. Palmer
’
s then-current base salary in the form of salary continuation, plus payment of Mr. Palmer
’
s and his family
’
s medical insurance premiums. If Mr. Palmer
’
s employment is terminated for death or disability, Mr. Palmer or his estate will also be entitled to retain any stock options that have vested as of the date of termination. Under the 2018 Employment Agreement, the Company granted Mr. Palmer a five-year non-qualified stock option to purchase 11 million shares of Common Stock at an exercise price of $0.154, subject to the Company
’
s achievement of certain market capitalization goals. The goals have been met and the options for all 11 million shares are now fully vested and exercisable.

Noah Verleun
. On April 27, 2022, the Company entered into a three-year employment agreement with Mr. Verleun under which he has agreed to serve as the Company
’
s President. Under this employment agreement Mr. Verleun is entitled to an annual base salary of $450,000 per year for the first twelve months of his employment. Thereafter, his annual base salary will be increased consistent with the Company
’
s compensation plans for its senior executives. Mr. Verleun will also be eligible to participate in the Company
’
s annual bonus plan, pursuant to which he will have the opportunity to earn an annual cash bonus equal to one hundred percent (100%) of his annual base salary based on the achievement of certain specified objectives. In connection with this new employment agreement, Mr. Verleun was granted a stock option to purchase 1,200,000 shares of common stock under the Company
’
s 2020 Equity Incentive Plan. The option has a five-year term, and an exercise price of $3.60 per share, which was the market closing price of the Company
’
s stock on the business day before the effective date of this agreement. The foregoing option vests as follows: (A) 600,000 shares (50%) in three equal tranches of 200,000 shares after the Company
’
s common stock price has achieved and maintained (i) $10.00 per share for 45 consecutive trading days for tranche one; (ii) after tranche one has vested, $15.00 per share for 45 consecutive trading days for tranche two; and (iii) after tranche two has vested, $20.00 per share for 45 consecutive trading days, for tranche three; and (B) 600,000 (50%) will vest in equal quarterly installments on the last day of each of the next 12 quarters.

28

Ralph Goehring
. On February 2, 2022 Mr. Goehring and the Company entered into a three-year employment agreement under which he agreed to serve as the Company
’
s chief financial officer. Under this agreement, Mr. Goehring
’
s annual base salary was increased to $325,000. Mr. Goehring will also be eligible to participate in the Company
’
s annual bonus plan, pursuant to which he will have the opportunity to earn a year-end cash bonus equal to fifty percent (50%) of his annual base salary based on the achievement of certain specified objectives. Concurrently with the execution of this Agreement, Mr. Goehring was granted an option to purchase 50,000 shares of common stock at an exercise price of $3.92 per share (the closing price of the Company
’
s common stock on the date before the 2022 Agreement was executed). The option has a five-year term and vests in twelve equal quarterly installments. On August 25, 2022, Mr. Goehring was granted an option to purchase 89,800 shares of Common Stock at an exercise price of $2.10 per share (the closing price of the Company
’
s Common Stock on the date before the grant). The option has a five-year term and vests in twelve equal quarterly installments. Mr. Goehring continues to serve under this Agreement as Senior Tax Advisor to the Company.

Amended & Restated Non-Solicitation and Confidentiality Agreements
. In order to fund the Company
’
s purchase of the renewable fuels production facility in Bakersfield, California in May 2020, the Company entered into various credit and other agreements with certain institutional lenders. In connection with these credit agreements, Mr. Palmer and Mr. Verleun entered into substantially identical Amended & Restated Non-Solicitation and Confidentiality Agreements (the
“
Non-Solicitation and Confidentiality Agreements
”
) with subsidiaries of the Company. Under the Non-Solicitation And Confidentiality Agreements, both Mr. Palmer and Mr. Verleun each individually agreed that, during the period that they are employed by the Company or any of the Company
’
s subsidiaries or affiliates that are involved in the production of renewable diesel, they will not, directly or indirectly, (i) solicit, divert or take away any customers, clients, offtake parties, business acquisition or other business opportunity of the Company related to the production of renewable diesel in the U.S., (ii) contact or solicit (other than through general advertising or solicitations not targeted at the Company
’
s employees), with respect to hiring, or knowingly hire any employee or consultant of the Company or any person employed or engaged as a service provider by the Company at any time during the 12-month period immediately preceding the termination of their employment, (iii) induce, advise or encourage any employee or consultant of the Company to leave his or employment or engagement with the Company, or (iv) induce any distributor or supplier (including, without limitation, suppliers of feedstocks, consumables, equipment, or construction services), customer, client, or other counterparty of the Company to terminate or modify its relationship with the Company. However, nothing in the Non-Solicitation and Confidentiality Agreements is intended to prevent either Mr. Palmer or Mr. Verleun from engaging in, or otherwise being involved in, the development, production, cultivation, distribution, storage, marketing and sale of renewable fuel feedstocks, including Camelina, or the ownership of an equity or profits interest in any entity engaged in renewable fuel feedstock development, production, cultivation, distribution, storage, marketing and sale.

Under the Non-Solicitation and Confidentiality Agreements, each of Mr. Palmer and Mr. Verleun agreed not make any sale, transfer or other disposition of any equity interests that they may own in the Company or any of its subsidiaries (including any shares of Common Stock or options that they may own) until the Company
’
s lenders have received a certain cumulative amount of distributions; unless (x) such sale, transfer or disposition is for estate planning purposes to an entity that is and remains in their control or (y) all of the cash proceeds from any such sale, transfer or disposition are used to pay costs and expenses (specifically including amounts needed to purchase any Common Stock in the Company or to cover any resultant tax liabilities) incurred in connection with the exercise of options to purchase such Common Stock in the Company.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth information as of December 31, 2022, concerning unexercised options, unvested stock and equity incentive plan awards for our named executive officers:

29

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Richard Palmer	11,000,000	—		$0.154	10/15/23

Noah Verleun	225,714	—		$0.035	09/17/23
	5,000,000	—		$0.200	01/14/24
	950,000	—		$0.165	06/21/24
	50,000	—		$0.165	06/21/24
	29,166	20,834		$5.610	05/05/26
	150,000	450,000		$3.600	04/26/27
	—	600,000		$3.600	04/26/27

Ralph Goehring	41,667	8,334		$0.932	05/18/25
	29,166	20,834		$5.610	05/05/26
	16,666	33,334		$3.920	02/01/27
	14,966	74,834		$2.100	08/24/27

2020 Equity Incentive Plan
On April 10, 2020, the Company
’
s Board of Directors adopted the 2020 Plan pursuant to which the Board of Directors reserved an aggregate of 2,000,000 shares of Common Stock for future issuance. The Board amended the 2020 Plan to increase the number of shares available thereunder to 7,000,000 shares, which was approved by shareholders at the 2022 annual meeting of stockholders. The 2020 Plan will expire on April 9, 2030, unless earlier terminated, and no further awards may be granted after that date. On September 28, 2023 the Board amended the 2020 Plan to increase the number of shares available thereunder to 17,000,000 shares. The increase in the number of shares is subject to stockholder approval at the Annual Meeting. For a description of the 2020 Plan, see,
“
Proposal 2
–
Amendment to 2020 Equity Incentive Plan.
”
If the proposal to amend the 2020 Plan to increase the number of shares authorized for issuance by 10,000,000 shares is approved, the shares authorized for issuance under the 2020 Plan will increase from 7,000,000 to 17,000,000.

Potential Payments Upon Termination or a Change in Control
The Company has no change of control payment agreements in effect.

Director Compensation
Pursuant to Company
’
s director compensation policy for 2022, each non-employee director was entitled to annual compensation of $24,000 in cash and options to purchase 25,000 shares for serving on the Board of Directors, and all compensation was prorated based on service. Directors who are employed by the Company as officers or employees are not entitled to any compensation for serving on the Board of Directors. David R. Walker, Susan L. Anhalt, Phyllis E. Currie, and Martin Wenzel were our non-employee directors in 2022. Richard Palmer, who has served as a director and as our Chief Executive Officer in 2022, was not compensated for his services as a director. Timothy J. Iezzoni joined the Company
’
s Board in March 2023 and, therefore, is not included in the following chart. Furthermore, Timothy J. Iezzoni and Amy K. Wood have agreed to serve as directors, as EM Renewable
’
s appointees, without any compensation. The following table sets forth the compensation earned by each non-employee Directors during our fiscal year ended December 31, 2022:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards (1)	All Other Compensation	Total

David R. Walker	$24,000		$68,500		$92,500
Susan L. Anhalt	$24,000		$68,500		$92,500
Phyllis E. Currie	$24,000		$68,500		$92,500
Amy K. Wood	$—		$—		$—
E. Nicholas Jones (2)	$—		$—		$—
Martin Wenzel	$24,000		$68,500		$92,500
Total	$96,000		$274,000		$370,000

(1)	This column represents the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures related to service-based vesting conditions. For assumptions used in determining grant date fair market value, refer to Note G of Notes to the Consolidated Financial Statements included in the Company
’
s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 18, 2023. These amounts do not correspond to the actual value that will be recognized by the named directors from these awards.
(2)	Mr. Jones was removed from the Board of Directors by Exxon, effective March 6, 2023, and served without any compensation.

30

Narrative Disclosure to the Director Compensation Table

The Board has primary responsibility for establishing non-employee director compensation arrangements, which have been designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to further align the interests of our directors with those of our stockholders. Arrangements in effect for 2022 provided each non-employee director compensation with a fixed retainer and service fees. In addition, we reimburse our directors for travel, lodging and related expenses incurred in attending Board and committee meetings.

Pay for Performance
Pay vs. Performance
. The following table sets forth compensation information for our chief executive officer, referred to below as our CEO, and our other named executive officers, or NEOs, for purposes of comparing their compensation to the value of our stockholders’ investments and our net income, calculated in accordance with SEC regulations, for fiscal years 2022 and 2021.

Year	Summary Compensation Table Total for CEO (1)	Compensation Actually Paid to CEO (2)	Average Summary Compensation Table Total for Non-CEO NEOs (3)	Average Compensation Actually Paid to Non-CEO NEOs (4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (5)	Net Loss
2022	$1,769,100	$1,769,100	$1,600,615	$1,011,777	$64.59	$54,108,708
2021	$572,100	$572,100	$527,899	$587,233	$273.09	$51,415,508

(1)	The dollar amounts reported are the amounts of total compensation reported for our CEO, Richard Palmer, in the Summary Compensation Table for fiscal years 2022 and 2021.
(2)	The dollar amounts reported represent the amount of
“
compensation actually paid
”
, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Palmer during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year. See Table below for further information.
(3)	The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO, in the Summary Compensation Table for fiscal years 2022 and 2021.
(4)	The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our NEOs, other than our CEO. The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO in the Summary Compensation Table for fiscal years 2022 and 2021, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year.
(5)	Reflects the cumulative shareholder return over the relevant fiscal year, computed in accordance with SEC rules, assuming an investment of $100 in our Common Stock at a price per share equal to the closing price of our Common Stock on the last trading day before the commencement of the applicable fiscal year and the measurement end point of the closing price of our Common Stock on the last trading day in the applicable fiscal year. For 2022, the closing price of our common stock on December 31, 2021 was $4.82 and the closing price of our Common Stock on December 30, 2022 was $1.14. For 2021, the closing price of our Common Stock on December 31, 2020 was $1.765 and the closing price of our Common Stock on December 31, 2021 was $4.82.

To calculate the amounts in the
“
Compensation Actually Paid to CEO
”
column in the table above, the following amounts were deducted from and added to (as applicable) our CEO
’
s
“
Total
”
compensation as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for CEO	Reported Value of Equity Awards for CEO (1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to CEO
2022	$1,769,100	$—	$—	$—	$—	$—	$1,769,100
2021	$572,100	$—	$—	$—	$—	$—	$572,100

Represents the grant date fair value of the equity awards to our CEO, as reported in the Summary Compensation
Table
.
To calculate the amounts in the
“
Compensation Actually Paid to Non-CEO NEOs
”
column in the table above, the following amounts were deducted from
and
added to (as applicable) the average
“
Total
”
compensation of our Non-CEO NEOs as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for Non-CEO NEOs	Reported Value of Equity Awards for Non- CEO NEOs (1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value for Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to Non-CEO NEOs
2022	$1,600,615	$(754,250)	$265,616	$(58,541)	$-	$(41,663)	$1,011,777
2021	$527,899	$(172,500)	$122,625	$73,310	$-	$35,899	$587,233

(1)	Represents the grant date fair value of the equity awards to our Non-CEO NEOs, as reported in the Summary Compensation Table.

Relationship between Pay and Performance
. Our
“
total shareholder return,
”
as set forth in the above table, during the two-year period ended December 31, 2022 decreased by
35.4
% compared to (a) an increase in
“
compensation actually paid
”
to our CEO from $
572,100
in 2021 to $
1,769,100
in 2022 and (b) an increase in average
“
compensation actually paid
”
to our non-CEO NEOs from $
587,233
 in 2021 to $
1,011,777
 in 2022. In addition, our net loss during the two-year period ended December 31, 2022 increased by
5.2
%, from $
51,415,508
in 2021 to $
54,108,708
in 2022 compared to the aforementioned changes in
“
compensation actually paid
”
to our CEO and non-CEO NEOs.

Securities Authorized for Issuance under Equity Compensation Plans

The following table presents the securities authorized for issuance under our equity compensation plans as of December 31, 2022.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	4,289,862	$0.84	2,710,138
Equity compensation plans not approved by security holders (1)	17,895,714	$0.16	-
Total	22,185,576	$0.29	2,710,138

(1)	Represents options to purchase Common Stock issued to officers and consultants pursuant to various employment and consulting agreements.

Transactions with Related Persons
From 2010 to 2018, Mr. Palmer deferred more than $1.7 million of his salary and annual bonus payable to him under his employment agreement with the Company. On October 16, 2018, Mr. Palmer entered into a new employment agreement with the Company. Concurrently with the execution of the new employment agreement, because of the Company
’
s financial condition, Mr. Palmer agreed to defer $1 million of his accrued salary and bonus for an additional two years. In order to evidence the foregoing deferral, the Company and Mr. Palmer entered into a $1 million convertible promissory note. Mr. Palmer
’
s convertible note accrued simple interest on the outstanding principal balance of the note at the annual rate of five percent (5%). Under the convertible promissory note, Mr. Palmer has the right, exercisable at any time until the convertible promissory note is fully paid, to convert all or any portion of the outstanding principal balance and accrued and unpaid interest into shares of Common Stock at an exercise price of $0.154 per share. On February 23, 2022, in connection with the closing of the offering of our Series C Preferred, Mr. Palmer and the Company amended the convertible note to provide that Mr. Palmer would no longer be permitted to convert any interest that accrues after February 23, 2022 into shares of common stock, and that the maximum number of shares Mr. Palmer can acquire upon the conversion of the convertible note is 7,616,305. In addition, the Company and Mr. Palmer agreed to extend the date by which the Company has to repay the convertible note (which is also the last date by which Mr. Palmer can convert the convertible note) to the later of (i) February 23, 2024 and (ii) twelve months after the date on which all of the shares of the Company
’
s Series C Preferred Stock been redeemed in full by the Company. On July 26, 2023, Mr. Palmer converted the note into 7,582,318 shares of Common Stock pursuant to its terms.

On February 2, 2022, Exxon purchased 125,000 shares of the Company
’
s Series C Preferred and warrants to purchase shares of the Company
’
s common stock. During 2019 a subsidiary of the Company and ExxonMobil Oil Corporation, a subsidiary of Exxon Mobil Corporation and affiliate of Exxon (
“
EMOC
”
) entered into product offtake agreement and a term purchase agreement, which agreements grant EMOC the right to purchase substantially all of the renewable diesel produced by the Company
’
s renewable fuels refinery for a period of five years. In connection with the sale of the shares of Series C Preferred to Exxon, Exxon acquired the right to appoint two directors to the Company
’
s Board of Directors and, if the shares of Series C Preferred have not been redeemed prior to the fifth anniversary of issuance, or upon a default of certain terms of the Series C Preferred, Exxon will have the right to appoint a majority of the Company
’
s Board of Directors. Both Timothy J. Iezzoni and Amy K. Wood are employees of affiliates of Exxon, and have been appointed to the Board pursuant to Exxon
’
s rights under the Series C Preferred. On February 28, 2023, the Company received notice from EMOC that effective as of July 1, 2023, EMOC was irrevocably terminating the product offtake agreement without any further action of EMOC, upon failure of the Bakersfield renewable fuels refinery to commence operations contemplated by the offtake agreement by June 30, 2023 (the
“
Start Date
”
). On May 15, 2023, the Company notified EMOC that force majeure had occurred at the refinery, and that the Start Date of the offtake agreement would be extended until at least November 30, 2023. On May 19, 2023 EMOC notified the Company that it was terminating the offtake agreement effective as of that date as a result of EMOC
’
s views that the force majeure events described in the Company
’
s May 15th letter to EMOC had existed for 365 consecutive days or more. On May 21, 2023, the Company notified EMOC that it rejects its latest putative attempt to terminate the POA, disagrees with EMOC
’
s interpretation of the offtake agreement, believes that its force majeure claims are valid and enforceable under the offtake agreement, and reserves and will enforce all its rights under the offtake agreement, including without limitation those rights that automatically extend the Start Date.

On March 1, 2023, the Company received notice that EM Renewables had filed a complaint against the Company in the Court of Chancery of the State of Delaware to compel inspection of the Company
’
s books and records under Section 220 of the Delaware General Corporation Law in relation to alleged wrongdoing by the Company
’
s management. On April 28, 2023, the Company and Exxon jointly filed a stipulation in the Court pursuant to which the parties agreed on the scope of a voluntary document production by the Company for purposes of resolving the books and records complaint under Section 220 (the
“
Stipulation to Resolve
”
). Pursuant to the Stipulation to Resolve, the parties agreed to hold the Company
’
s deadline to respond to ExxonMobil
’
s initial complaint in abeyance while the Company completed its voluntary document production for the agreed purpose of resolving the action. The action is currently stayed. The Company disagrees with the allegations described in the complaint.

31

Security Ownership of Certain Beneficial Owners and Management
The following table presents the beneficial ownership of our Common Stock as of September 15, 2023 for (i) each person beneficially owning more than 5% of the outstanding shares of our Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company listed in the Summary Compensation Table and (iv) all of our directors and executive officers as a group. As of September 15, 2023, there were 49,982,345 shares of Common Stock outstanding.

Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all the shares beneficially owned by them. Except as required by law, the shares of our Series C Preferred have no voting rights.

Name of Beneficial Owner (1)	Shares Beneficially Owned (2)		Percent of Class of Common Stock

Senior Credit Facility Lenders	31,610,937		38.74%

Exxon Mobil Corporation	22,520,366	(3)	31.06%

Michael Zilkha (4)	6,183,371		12.37%

Pacific Sequoia Holdings LLC (5)	4,000,000	(6)	8.00%

Roll Energy Investments LLC (7)	3,309,450		6.62%

Directors/Named Executive Officers:

Richard Palmer	23,232,903	(8)	31.73%
Noah Verleun	7,209,419	(9)	12.61%
Ralph Goehring	233,248	(10)	*
David R. Walker	482,854	(11)	*
Susan L. Anhalt	132,500	(12)	*
Phyllis E. Currie	132,500	(12)	*
Timothy J. Iezzoni	—		—
Martin Wenzel	242,500	(12)	*
Amy K. Wood	—		—
All Executive Officers and Directors as a group (10 persons)	32,221,569	(13)	47.88%

* Less than 1%

(1)	Unless otherwise indicated, the business address of each person listed is c/o Global Clean Energy Holdings, Inc., 2790 Skypark Drive, Suite 105, Torrance, California, 90505.

(2)
For purposes of this table, shares of Common Stock are considered beneficially owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities. Shares of Common Stock are also considered beneficially owned if a person has the right to acquire beneficial ownership of the shares upon exercise or conversion of a security within 60 days.

(3)
Represents the following three common stock purchase warrants held by ExxonMobil Renewables LLC, a wholly-owned subsidiary of Exxon Mobil Corporation: (a) An immediately exercisable warrant to purchase 13,530,723 shares of Common Stock, (b) a warrant to purchase 6,500,000 shares of Common Stock, which warrant is exercisable after the earlier of (i) the date on which ExxonMobil Oil Corporation extends the term of the Product Off-Take Agreement, dated effective April 10, 2019 (as amended), that it entered into with a subsidiary of the Company, or (ii) a change of control or sale of the Company, or the dissolution of the Company and (c) a warrant to purchase 2,489,643 shares of Common Stock. The 6,500,000 shares of Common Stock underlying such warrant are deemed beneficially owned by Exxon Mobil Corporation because Exxon Mobil Corporation has the power to control the exercisability of the warrant. ExxonMobil Renewables also owns 125,000 shares of Series C Preferred Stock that are not included in this table because they are not convertible into Common Stock, have no voting rights, and are not registered under Section 12 of the Exchange Act. The principal business address of ExxonMobil Renewables is 22777 Springwoods Village Parkway, Spring, TX 77389. The principal business address of Exxon Mobil Corporation is 5959 Las Colinas Boulevard, Irving, TX 75039.

(4)	Based on information disclosed in a Schedule 13G/A filed with the SEC on May 14, 2022. Mr. Zilkha ’ s address is 1001 McKinney, Suite 1900, Houston TX 77002.

(5)	Address is 250 University Avenue, Palo Alto, CA 94301.

(6)
Based on information disclosed in a Schedule 13G jointly filed with the SEC on February 1, 2019 by Pacific Sequoia Holdings LLC (
“
PSH
”
), Jeffrey S. Skoll, and GrowthWorks Canadian Fund Ltd. (
“
GWC
”
), according to which PSH, Mr. Skoll and GWC share voting and dispositive control over the shares. Jeffrey S. Skoll, as the indirect sole member of PSH, may be deemed to share the power to direct the voting or disposition of the shares on behalf of PSH. The address of PSH and Jeffrey S. Skoll is 250 University Avenue, Palo Alto, CA 94301. The address of GWC is McCarthy Tétrault LLP, Box 48, Suite 5300, Toronto Dominion Bank Tower, Toronto, ON M5K 1E6.

32

(7)	Address is 11444 West Olympic Boulevard, 10th Floor, Los Angeles, California 90064.

(8)	Includes 11,000,000 shares that may be acquired upon the exercise of currently exercisable options.

(9)	Includes 6,383,333 shares that may be acquired upon the exercise of currently exercisable options.

(10)	Consists of 50,000 shares and 183,248 shares that may be acquired upon the exercise of options.

(11)	Includes 242,500 shares that may be acquired upon the exercise of currently exercisable options.

(12)	Consists of shares that may be acquired upon the exercise of options.

(13)	Includes 18,615,602 shares that may be acquired upon the exercise of currently exercisable options.

Additional Information
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934, as amended (the
“
Exchange Act
”
) requires our directors and officers and persons who beneficially own more than 10% of a class of our equity securities registered under Section 12 of the Exchange Act with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities. To the Company
’
s knowledge, based solely on a review of the Section 16(a) reports filed electronically with the SEC and written representations that no other reports were required, all reports required by Section 16(a) applicable to our executive officers and directors and greater than 10% beneficial owners were filed on a timely basis during 2022 except for the following: one Form 3 and one Form 4 filing for Antonio D
’
Amico, one Form 3 filing for Exxon Mobil Corporation, one Form 3 filing for Edward Nicholas Jones, one Form 4 filing for David Walker, one Form 3 filing for Amy Wood.

STOCKHOLDER PROPOSALS
Stockholders may nominate persons to be elected as directors of the Company, or present other proposals, to be considered at annual meeting of stockholders, whether or not such proposals are for inclusion in our proxy materials. Pursuant to our Bylaws, in order to timely submit such a proposal for consideration at the 2024 Annual Meeting (whether or not such proposal is for inclusion in our proxy materials), your written proposal must be received by our Corporate Secretary at our principal executive offices not less than 120 calendar days before the date of the Company
’
s proxy statement released to stockholders in connection with the previous year
’
s annual meeting (i.e., the 2023 Annual Meeting), which is no later than June 4, 2024, unless the date of the 2024 Annual Meeting occurs more than 30 days before or after the anniversary of the 2023 Annual Meeting, in which case, written proposals must be received not later than the close of business on the later of the (i) 60 th
day prior to the 2024 Annual Meeting, and (ii) 10
th
day following the date on which public announcement of the date of the 2024 Annual Meeting is first made. To be in proper written form, such stockholder
’
s notice shall set forth: (1) as to each person that the stockholder proposes to nominate for election as a director, all information relating to such nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or may otherwise be required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (2) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made: (i) the name and address of such stockholder, as they appear on the Company
’
s books, and of such beneficial owner; (ii) the class and number of shares of capital stock of the Company which are beneficially owned by such stockholder and such beneficial owner; and (iii) if applicable, any other information relating to such stockholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or may otherwise be required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the SEC
’
s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company
’
s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 18, 2024, and otherwise comply with the requirements of Rule 14a-19. We encourage stockholders who wish to submit a proposal or nomination to seek independent counsel.

33

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Annual Report on Form 10-K
The Company
’
s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC, including financial statements, is being made available to our stockholders concurrently with this Proxy Statement at
www.colonialstock.com/GlobalCleanEnergy2023
and does not form part of the proxy solicitation material. Stockholders may obtain without charge another copy of the Annual Report on Form 10-K, excluding certain exhibits, by writing to our Corporate Secretary, Global Clean Energy Holdings, Inc., 2790 Skypark Drive, Suite 105, Torrance, California 90505.

Solicitation of Proxies
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by the Company. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

Other Business
Management of the Company is not aware of other business to be presented for action at the Annual Meeting; however, if other matters are presented for action, it is the intention of the persons named in the accompanying form of proxy to vote in accordance with their judgment on such matters.

By Order of the Board of Directors,

Richard Palmer
Chief Executive Officer
October 2, 2023

34

Annex A – Second Amended and Restated 2020 Equity Incentive Plan

GLOBAL CLEAN ENERGY HOLDINGS, INC.

SECOND AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

Amended by the Board of Directors on September 28, 2023

1.	GENERAL . Eligible Award Recipients. The persons eligible to receive Awards are Employees, Directors and Consultants.

(a)
Available Awards.
The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; (vii) Performance Cash Awards; and (viii) Other Stock Awards.

(b)
Purpose.
The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in the value of the Common Stock through the granting of Awards.

(c)
Prior Plans.
The Plan is the successor to the Company
’
s 2010 Equity Incentive Plan, and no additional awards may, or shall be made under the 2010 Equity Incentive Plan. All awards made under the 2010 Equity Incentive Plan shall remain subject to the terms of that plan. This Plan also amends and restates the Plan as previously amended and restated effective as of June 23, 2022.

(d)
Definitions.
Section 13 sets forth the definitions of certain capitalized terms used in the Plan.

2.	ADMINISTRATION.

(a)
Administration by the Board.
The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)
Powers of the Board.
The Board shall have the power and authority, subject to, and within the limitations of, the express provisions of the Plan:

(i)       To determine from time to time: (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Awards shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award;

(ii)       To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration; the Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective;

(iii)       To settle all controversies regarding the Plan and Awards granted under it;

(iv)       To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest;

35

(v)       To amend, suspend or terminate the Plan at any time; provided that amendment, suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant;

(vi)       To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding
“
incentive stock options
”
or (B) Rule 16b-3 under the Exchange Act;

(vii)       To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant
’
s rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant and (B) such Participant consents in writing; notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant
’
s consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code;

(viii)       To exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards; and

(ix)       To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(c)	Delegation to a Committee.

(i)
General.
The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. If administration of the Plan is delegated to a Committee, references in the Plan to the Board shall, as applicable, refer to the Committee or subcommittee to the extent consistent with the Board
’
s delegation of Plan administration to the Committee.

(ii)
Members of the Committee.
Unless otherwise determined by the Board, the Committee shall be comprised of at least two Directors, each of whom shall be an Outside Director. The failure of the Committee to be comprised solely of Outside Directors shall not affect the validity of any action of the Committee (including the grant of any Award) that otherwise complies with the terms of the Plan.

(d)
Delegation to an Officer.
The Board may delegate to one or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options and Stock Appreciation Rights (and, to the extent permitted by applicable law, other Stock Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding the foregoing, the Board may not delegate authority to an Officer to determine Fair Market Value pursuant to Section 13(v)(iii).

(e)
Effect of the Board’s Determinations.
All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(f)
No Repricing of Stock Awards or Cancellation and Re-Grant of Stock Awards.
Except with respect to adjustments that are made in accordance with Section 9, neither the Board nor any Committee shall have the authority to (i) reduce the exercise price of any outstanding Option or SAR or take any other action that would be treated, for accounting purposes, as a
“
repricing
”
of any outstanding Stock Award under the Plan or (ii) cancel and re-grant any outstanding Stock Award under the Plan, unless the stockholders of the Company approve such reduction, cancellation, re-grant or other action within twelve months before or after such reduction, cancellation, re-grant or other action.

36

(g)
Dividends and Dividend Equivalents.
Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Stock Award (other than an Option or SAR), as determined by the Board and contained in the applicable Stock Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Stock Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Stock Award Agreement (including, without limitation, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Stock Award Agreement.

3.	SHARES SUBJECT TO THE PLAN.

(a)
Share Reserve.
Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards granted under the Plan from and after the Effective Date shall not exceed 17,000,000 shares (the
“
Share Reserve
”
), of which up to 17,000,000 shares may be issued pursuant to Incentive Stock Options. To the extent permitted by NASDAQ Listing Rule 5635(c)(3) or other applicable national stock exchange rule, shares of Common Stock may be issued by the Company in connection with a merger or acquisition without reducing the number of shares available for issuance under the Plan. Furthermore, if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan.

(b)
Reversion of Shares to the Share Reserve.
If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased shall revert to and again become available for issuance under the Plan. Any shares reacquired or withheld by the Company pursuant to Section 8(g) or as consideration for the exercise of an Option shall also revert to and again become available for issuance under the Plan.

(c)
Annual Compensation to Non-Employee Directors; Limitation on Annual Stock Awards to Participants.

(i)       In no event shall the compensation payable by the Company to a Non-Employee Director for services performed as a Non-Employee Director, including, without limitation, the grant date value (determined under U.S. generally accepted accounting principles) of Awards, cash retainers, Committee fees and other compensation, exceed $500,000 in the aggregate during any calendar year, and in no event shall the number of shares of Common Stock subject to Stock Awards (including, without limitation, Options) granted to any Non-Employee Director, subject to the provisions of Section 9(a) relating to Capitalization Adjustments, exceed 100,000 shares during any calendar year.

(d)
Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, a maximum of 1,500,000 shares of Common Stock subject to Stock Awards (including, without limitation, Options) may be granted to any Participant other than a Non-Employee Director during any calendar year.

(e)
Source of Shares.
The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

37

4.	ELIGIBILITY .

(a)
Eligibility for Specific Stock Awards
. Incentive Stock Options may be granted only to employees of the Company or a
“
parent corporation
”
or
“
subsidiary corporation
”
thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any
“
parent
”
of the Company, as such term is defined in Rule 405 of the Securities Act, unless the stock underlying such Stock Awards is treated as
“
service recipient stock
”
under Section 409A of the Code because the Stock Awards are granted pursuant to a corporate transaction (such as a spin-off transaction) or unless such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b)
Ten Percent Stockholders
. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5.	PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS .

Each Option or SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Option Agreement or Stock Appreciation Right Agreement shall conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a)
Term
. The term of each Option and SAR shall be set by the Board in its sole discretion; provided, however, that the term shall not be more than ten years from the date the Option or SAR is granted or five years from the date an Incentive Stock Option is granted to a Ten Percent Stockholder. The Board shall determine the time period, including the time period following any termination of a Participant's Continuous Service, during which the Participant has the right to exercise a vested Option or SAR, which time period may not extend beyond the expiration date of the Option or SAR term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Board may extend the term of any outstanding Option or SAR, and may extend the time period during which a vested Option or SAR may be exercised, in connection with any termination of the Participant's Continuous Service, and may amend any other term or condition of such Option or SAR relating to such a termination of Continuous Service, provided, however, that such term or time period shall not be extended beyond the date described in the first sentence of this paragraph.

(b)
Exercise Price
. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price (or strike price) of each Option or SAR shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted. Notwithstanding the foregoing, an Option or SAR may be issued with an exercise price (or strike price) lower than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR if such Option or SAR is issued pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c)
Purchase Price for Options
. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:

(i)       By cash, check, bank draft or money order payable to the Company;

(ii)       Pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

38

(iii)       By delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)       If the option is a Nonstatutory Stock Option, by a
“
net exercise
”
arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the
“
net exercise,
”
(B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; and

(v)       In any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d)
Exercise and Payment of a SAR
. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (i) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR and with respect to which the Participant is exercising the SAR on such date over (ii) the strike price that will be determined by the Board at the time of grant of the SAR. The appreciation distribution in respect to a SAR may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such SAR.

(e)
Transferability of Options and SARs
. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs shall apply:

(i)
Restrictions on Transfer
. An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant
’
s request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii)
Domestic Relations Orders
. Notwithstanding the foregoing, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)
Beneficiary Designation
. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant
’
s estate shall be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.

(f)
Vesting Generally
. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

39

(g)
Termination of Continuous Service
. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or except as otherwise extended by the Board, if a Participant
’
s Continuous Service terminates (other than for Cause or upon the Participant
’
s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Participant
’
s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement) or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate except as otherwise determined by the Board. Notwithstanding any provision in the Plan to the contrary, the Board may, in its discretion and subject to whatever terms and conditions it elects, accelerate the vesting of an Option or SAR following a termination of Continuous Service or provide in the Award Agreement for continued vesting of an Option or SAR following a termination of Continuous Service.

(h)
Extension of Termination Date
. If the exercise of an Option or SAR following the termination of the Participant
’
s Continuous Service (other than for Cause or upon the Participant
’
s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a total period of three months (that need not be consecutive) after the termination of the Participant
’
s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement or as otherwise determined by the Board. In addition, unless otherwise provided in a Participant
’
s Award Agreement or as otherwise determined by the Board, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant
’
s Continuous Service (other than for Cause) would violate the Company
’
s insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant
’
s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company
’
s insider trading policy or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i)
Disability of a Participant
. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or except as otherwise extended by the Board, if a Participant
’
s Continuous Service terminates as a result of the Participant
’
s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date eighteen months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement) or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate except as otherwise determined by the Board.

(j)
Death of a Participant
. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or except as otherwise extended by the Board, if (i) a Participant
’
s Continuous Service terminates as a result of the Participant
’
s death or (ii) the Participant dies within the period (if any) specified in the Award Agreement after the termination of the Participant
’
s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant
’
s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant
’
s death, but only within the period ending on the earlier of (i) the date eighteen months following the date of death (or such longer or shorter period specified in the Award Agreement) or (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant
’
s death, the Option or SAR is not exercised within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate except as otherwise determined by the Board.

(k)
Termination for Cause
. Except as explicitly provided otherwise in a Participant
’
s Award Agreement or except as otherwise extended by the Board, if a Participant
’
s Continuous Service is terminated for Cause, the Option or SAR shall terminate upon the date on which the Participant
’
s Continuous Service terminated, and the Participant shall be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service.

40

6.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS .

(a)
Restricted Stock Awards
. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company
’
s Bylaws, at the Board
’
s election, shares of Common Stock may be (i) held in book entry form subject to the Company
’
s instructions until any restrictions relating to the Restricted Stock Award lapse or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)
Consideration
. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)
Vesting
. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)
Termination of a Participant’s Continuous Service
. If a Participant
’
s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)
Transferability
. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(b)
Restricted Stock Unit Awards
. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)
Consideration
. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)
Vesting
. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)
Payment
. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)
Additional Restrictions
. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)
Termination of a Participant’s Continuous Service
. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant
’
s termination of Continuous Service.

41

(c)
Performance Awards
.

(i)
Performance Stock Awards
. A Performance Stock Award is a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Board, in its sole discretion. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Stock Award to be deferred to a specified date or event. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)
Performance Cash Awards
. A Performance Cash Award is a cash award that may be paid contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Board, in its sole discretion. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii)
Discretion
. The Board shall have the right to reduce, eliminate or increase the amount that is payable under a Performance Stock Award or Performance Cash Award by taking into account additional factors that the Board may deem relevant, including the assessment of individual or corporate performance for the Performance Period.

(d)
Other Stock Awards
. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.	COVENANTS OF THE COMPANY .

(a)
Availability of Shares
. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.

(b)
Securities Law Compliance
. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

42

(c)
No Obligation to Notify or Minimize Taxes
. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8.	MISCELLANEOUS .

(a)
Use of Proceeds from Sales of Common Stock
. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

(b)
Corporate Action Constituting the Grant of Stock Awards
. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

(c)
Stockholder Rights
. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.

(d)
No Employment or Other Service Rights
. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant
’
s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)
Incentive Stock Option $100,000 Limitation
. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreements.

(f)
Investment Assurances
. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant
’
s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant
’
s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then-currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g)
Withholding Obligations
. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

43

(h)
Electronic Delivery
. Any reference herein to a
“
written
”
agreement or document shall include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company
’
s intranet.

(i)
Deferrals
. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants shall be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an Employee or otherwise providing services to the Company or an Affiliate. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, a Participant may receive payments, including lump sum payments, following the Participant
’
s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(j)
Compliance with Section 409A of the Code
. To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall be deemed to incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if a Participant holding an Award that constitutes
“
deferred compensation
”
under Section 409A of the Code is a
“
specified employee
”
for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a
“
separation from service
”
before a date that is six months following the date of such Participant
’
s
“
separation from service
”
(as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant
’
s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code.

(k)
Clawback Provisions
. All Awards granted under the Plan shall be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange on which the Company
’
s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy shall be an event giving rise to a right to resign for
“
good reason
”
or
“
constructive termination
”
(or similar term) under the Plan or any agreement with the Company.

9.	ADJUSTMENTS UPON CHANGES IN THE COMMON STOCK; OTHER CORPORATE EVENTS .

(a)
Capitalization Adjustments
. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 3(c)(ii), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

(b)
Dissolution or Liquidation
. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company
’
s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company
’
s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

44

(c)
Corporate Transaction
. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i)       Arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation
’
s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii)       Arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation
’
s parent company);

(iii)       Accelerate the vesting of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv)       Arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the Stock Award; and

(v)       Make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants.

(d)
Change in Control
. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant.

10.	AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN .

(a)
Amendment of the Plan
. The Board has the power and authority to amend any provision of the Plan at any time; provided, however, that without the approval of the Company
’
s stockholders given within twelve months before or after any such Plan amendment, the Board shall not have the right or authority (i) to increase the aggregate number of shares of Common Stock (including upon the exercise of Incentive Stock Options) that may be issued under the Plan pursuant to Section 3(a), provided that an increase that is made pursuant to Section 9(a) in connection with a Capitalization Adjustment shall not require stockholder approval and may be made by the Board, (ii) to amend Section 2(f) relating to the repricing, cancellation and re-grant of Stock Awards, (iii) to amend the Plan in any respect that requires stockholder approval under the rules of The NASDAQ Stock Market LLC (or under the rules of any other national securities exchange on which the Common Stock may subsequently be traded), or (iv) to amend the Plan in any respect that requires stockholder approval under the Code or any other applicable law.

(b)
Termination or Suspension of the Plan
. The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board, the Plan shall automatically terminate on the day before the tenth anniversary of the date that the Plan was adopted by the Board. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

45

(c)
No Impairment of Rights
. Unless otherwise provided in the applicable Award Agreement, the amendment, suspension or termination of the Plan shall not impair rights and obligations under any Award that is granted prior to such amendment, suspension or termination, except with the written consent of the affected Participant.

11.	EFFECTIVE DATE OF THE PLAN .

The Plan initially became effective on April 10, 2020, the date of adoption by the Board. The Company will seek stockholder approval in the manner and to the degree required under applicable laws. If the Company fails to obtain any required stockholder approval of the Plan within twelve (12) months after the date this Plan is adopted by the Board, pursuant to Section 422 of the Code, any Option granted as an Incentive Stock Option at any time under the Plan will not qualify as an Incentive Stock Option within the meaning of the Code and will be deemed to be a Non-Qualified Stock Option. The Board may at any time adopt a resolution stating that no more awards will be granted under the Plan. The Plan shall terminate upon the first date at which there shall not be any outstanding Options or SARs or any outstanding Restricted Stock subject to vesting and/or repurchase conditions following the first to occur of: (a) April 9, 2030, or (b) the date the Board adopts a resolution discontinuing the grant of awards under the Plan.

12.	CHOICE OF LAW .

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to that state
’
s conflict of laws rules.

13.	DEFINITIONS .

As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a)
“
Affiliate
”
means, at the time of determination, any
“
parent
”
or
“
subsidiary
”
of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which
“
parent
”
or
“
subsidiary
”
status is determined within the foregoing definition.

(b)
“
Award
”
means a Stock Award or a Performance Cash Award.

(c)
“
Award Agreement
”
means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d)
“
Board
”
means the Board of Directors of the Company.

(e)
“
Capitalization Adjustment
”
means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, spin-off, split-off, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

(f)
“
Cause
”
shall have the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term shall mean, with respect to a Participant, the occurrence of any of the following events: (i) the Participant
’
s commission of an act of fraud, embezzlement or dishonesty that has a material adverse impact on the Company or an Affiliate; (ii) the Participant
’
s conviction of, or plea of
“
guilty
”
or
“
no contest
”
to, a felony; (iii) the Participant
’
s unauthorized use or disclosure of confidential information or trade secrets of the Company or an Affiliate that has a material adverse impact on such entity; or (iv) the Participant
’
s intentional misconduct that has a material adverse impact on the Company or an Affiliate. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

46

(g)
“
Change in Control
”
means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)       Any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company
’
s then-outstanding securities other than by virtue of a merger, consolidation or similar transaction; notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company
’
s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the
“
Subject Person
”
) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this clause) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then-outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)       There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)       There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv)       Individuals who, on the date the Plan is adopted by the Board, are members of the Board (the
“
Incumbent Board
”
) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (i) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (ii) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(h)
“
Code
”
means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(i)
“
Committee
”
means a committee of two or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(j)
“
Common Stock
”
means the common stock of the Company.

(k)
“
Company
”
means Global Clean Energy Holdings, Inc., a Delaware corporation.

47

(l)
“
Consultant
”
means any individual, including an advisor, who is engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, provided that such services are not in connection with the offer or sale of the Company
’
s securities in a capital-raising transaction and that such services do not directly or indirectly promote or maintain a market for the Company
’
s securities. Service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a
“
Consultant
”
for purposes of the Plan.

(m)
“
Continuous Service
”
means that the Participant
’
s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant
’
s service with the Company or an Affiliate, shall not terminate a Participant
’
s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant
’
s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the Chief Executive Officer of the Company, in that party
’
s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board or Chief Executive Officer, including sick leave, military leave or any other personal leave or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company
’
s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(n)
“
Corporate Transaction
”
means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)       The consummation of a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)       The consummation of a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii)       The consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)       The consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Notwithstanding the foregoing or any other provision of the Plan, the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

(o)
“
Director
”
means a member of the Board.

(p)
“
Disability
”
means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months, as provided in Sections 22(e)(3) and 409A(a)(2)(C)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(q)
“
Effective Date
”
means the effective date of the Plan, which is the date set forth on the first page of the Plan on which the Board approved and adopted the Plan.

(r)
“
Employee
”
means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an
“
Employee
”
for purposes of the Plan.

48

(s)
“
Entity
”
means a corporation, partnership, limited liability company or other entity.

(t)
“
Exchange Act
”
means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(u)
“
Exchange Act Person
”
means any natural person, Entity or
“
group
”
(within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that
“
Exchange Act Person
”
shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or
“
group
”
(within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company
’
s then-outstanding securities.

(v)
“
Fair Market Value
”
means, as of any date, the value of the Common Stock determined as follows:

(i)       If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)       Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists; and

(iii)       In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(w)
“
Incentive Stock Option
”
means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an
“
incentive stock option
”
within the meaning of Section 422 of the Code.

(x)
“
Non-Employee Director
”
means a Director who not an Employee.

(y)
“
Nonstatutory Stock Option
”
means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(z)
“
Officer
”
means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(aa)
“
Option
”
means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(bb)
“
Option Agreement
”
means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(cc)
“
Optionholder
”
means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(dd)
“
Other Stock Award
”
means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(ee)
“
Other Stock Award Agreement
”
means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

49

(ff)
“
Outside Director
”
means a Director who is (i) a
“
non-employee director
”
within the meaning of Rule 16b-3 under the Exchange Act and (ii) an
“
independent director
”
under applicable rules of The NASDAQ Stock Market LLC (or under the rules of any other national securities exchange on which the Common Stock may subsequently be traded), including the independence rules of such stock exchange relating to compensation committee members.

(gg)
“
Own
,
” “
Owned
,
” “
Owner
,
” “
Ownership
”
means that a person or Entity owns, owned, is the owner of or has acquired ownership of securities, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise and has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(hh)
“
Participant
”
means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ii)
“
Performance Cash Award
”
means an award of cash granted pursuant to the terms and conditions of Section (6)(c)(ii).

(jj)
“
Performance Criteria
”
means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholders
’
equity; (vi) return on assets, investment or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit, operating profit or net operating profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt levels or debt reduction; (xxiv) commercialization of a product or product line; (xxv) implementation, completion or attainment of objectives relating to the development of one or more new products the achievement of commercial or strategic milestones for such products; (xxvi) acquisition of other companies, businesses or product lines; (xxvii) measures of customer satisfaction or retention; (xxviii) strategic transactions, partnerships or joint ventures; (xxix) investor relations activities; (xxx) stockholders
’
equity; (xxxi) capital expenditures; (xxxii) measures of workforce diversity or retention; (xxxiii) growth of net income or operating income; and (xxxiv) any other measures of performance selected by the Board.

(kk)
“
Performance Goals
”
means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board may, in its sole discretion, make appropriate adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any
“
extraordinary items
”
as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders other than regular cash dividends; (9) to exclude the effects of stock-based compensation and/or the award of bonuses under the Company
’
s bonus plans; (10) to exclude expenses incurred in the acquisition or disposition of businesses; and (11) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the sole discretion to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

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(ll)
“
Performance Period
”
means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant
’
s right to and the payment of a Performance Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(mm)
“
Performance Stock Award
”
means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(nn)
“
Plan
”
means this Global Clean Energy Holdings, Inc. Second Amended and Restated 2020 Equity Incentive Plan, as it may be amended from time to time.

(oo)
“
Restricted Stock Award
”
means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(pp)
“
Restricted Stock Award Agreement
”
means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(qq)
“
Restricted Stock Unit Award
”
means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(rr)
“
Restricted Stock Unit Award Agreement
”
means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(ss)
“
Securities Act
”
means the Securities Act of 1933, as amended.

(tt)
“
Share Reserve
”
has the meaning set forth in Section 3(a).

(uu)
“
Stock Appreciation Right
”
or
“
SAR
”
means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(vv)
“
Stock Appreciation Right Agreement
”
means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(ww)
“
Stock Award
”
means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

51

(xx)
“
Stock Award Agreement
”
means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(yy)
“
Subsidiary
”
means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(zz)
“
Ten Percent Stockholder
”
means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate.

Approved by stockholders of Global Clean Energy Holdings, Inc. on November 17, 2023.

GLOBAL CLEAN ENERGY HOLDINGS, INC.

By:
Antonio D ’ Amico, Corporate Secretary

52

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Global Clean Energy Holdings, Inc.

2790 Skypark Drive, Suite 105

Torrance, California 90505

«FName»
«Address12»
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«COUNTRY»

Control #: «ControlNumberExt»

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, GLOBAL CLEAN ENERGY HOLDINGS, INC. has elected to provide Internet access to its proxy statement and annual reports rather than mailing paper copies. This reduces postage, printing expenses, and unnecessary paper waste.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items

The board of directors recommends a vote FOR all the nominees for directors in Proposal 1 and FOR Proposals 2, 3, and 4.

1. ELECTION OF DIRECTORS
   1. David R. Walker
   2. Richard Palmer
   3. Susan Anhalt
   4. Phyllis E. Currie
   5. Timothy J. Iezzoni
   6. Martin Wenzel
   7. Amy K. Wood
2. To approve the amendment to our 2020 Equity Incentive Plan.
3. To approve, by non-binding advisory vote, the compensation of our named executive officers.
4. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

HOW TO ACCESS THE PROXY MATERIALS

The proxy statement and annual report to security holders are available online at: www.colonialstock.com/GlobalCleanEnergy2023

HOW TO VOTE

BY INTERNET www.colonialstock.com/GlobalCleanEnergy2023
On the above website, you can vote by clicking "Vote" and then entering the control number above as directed.

BY PHONE 877-285-8605

BY MAIL Send a paper proxy voting card by mail. You may request a proxy card by contacting us at 877-285-8605.

Virtually You must register to attend or participate in the meeting at www.colonialstock.com/GlobalCleanEnergy2023

MEETING INFORMATION

Meeting Type: Annual Meeting

Meeting Date: November 17th, 2023
8:00 AM PT

Meeting Location: GLOBAL CLEAN ENERGY HOLDINGS INC
Meeting to be held virtually live via Internet.
Please visit www.colonialstock.com/GlobalCleanEnergy2023 for more details.

TO ORDER A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make your request for a copy as instructed below on or before: November 4th, 2023

1. By Phone: (877) 285-8605
2. By Internet: www.colonialstock.com/GlobalCleanEnergy2023
3. By Email annualmeeting@colonialstock.com

If requesting materials by email, please include the control number listed above with your request.

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